UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

31 March

2018

Nuveen Taxable Fixed

Income Fund

Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Preferred Securities and Income Fund	NPSAX	NPSCX	NPSTX	NPSFX	NPSRX	NTPSX

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Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 21, 2018

Portfolio Managers’

Comments

Nuveen Preferred Securities and Income Fund

The Nuveen Preferred Securities and Income Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team.

Here Doug and Brenda discuss key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2018.

How did the Fund perform during the six-month reporting period ended March 31, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the six-month one-year, five-year, ten-year and/or since inception periods ended March 31, 2018. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the ICE BofAML U. S. All Capital Securities Index and Lipper classification average, but underperformed the Custom Benchmark Index. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2018 and how did these strategies influence performance?

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund normally invests at least 50% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund may also invest in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund intends to invest at least 25% of its assets in the securities of companies principally engaged in financial services.

The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par preferred retail and the $1,000 par preferred institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like utilities, banks and insurance companies, in hopes of benefitting from the added scrutiny of regulatory oversight.

We employ an investment approach that uses a top-down process to position the Fund’s portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par preferred securities, $25 par preferred securities, contingent capital securities and other income producing securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, we tactically and strategically shift capital between the $25 par preferred exchange listed market and the $1,000 par preferred over-the-counter market, and the CoCos market. Periods of volatility may drive notably different valuations between these three markets, as will periods where valuations trend in one direction for an extended period of time. This is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par preferred exchange listed structures, $1,000 par preferred over-the-counter structures, and CoCos.

During the six-month reporting period ended March 31, 2018, we incorporated several themes within the Fund relative to its benchmark, including: an overweight to the $1,000 par preferred security side of the market; an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate); an overweight to U.S.-domiciled issuers; and an underweight to CoCos.

With respect to the investment themes listed above, we do not anticipate materially changing the Fund’s positioning in the near future. With respect to the domestic preferred security market, we feel that $25 par preferred security valuations remain rich compared to $1,000 par preferred valuations. As of March 31, 2018, the average Option Adjusted Spread (OAS) for $25 par preferred securities within the Custom Benchmark Index stood at -78 basis points, while the average OAS for $1,000 par preferred securities within the same index was +218 basis points. Therefore, we will likely maintain an overweight to $1,000 par preferred securities to capitalize upon this relative value opportunity.

In addition, the overweight to $1,000 par preferred securities is a byproduct of our desire to position defensively against a rising interest rate environment. We feel that positioning defensively against rising rates may prove beneficial, given the eroding effect rising interest rates have on the prices of fixed income securities. In addition to standard interest rate risk, also referred to as duration risk, investors in callable fixed-rate coupon securities also face duration extension risk in a rising rate environment. Duration extension risk refers to fact that the duration of callable fixed rate coupon securities tends to extend, and thereby increases a bond’s interest rate risk during periods of rising interest rates. Unfortunately, that means investors could experience losses at an increasing rate as interest rates rise. We can actively manage duration and duration extension risk by allocating to securities that have coupons with reset features (i.e., floating rate, fixed-to-floating rate, fixed-to-fixed rate). All else equal, these securities should have lower duration profiles and may mitigate or eliminate a significant amount of duration extension risk that one would normally incur with an ordinary fixed-rate coupon structure. These non-fixed-rate coupon structures are far more common in the $1,000 par preferred and the CoCos segments of the market. As a result, our overweight to $1,000 par preferred securities allows us to position opportunistically from a relative value perspective, while also allowing us to position the Fund defensively against rising interest rates. As of the end of the reporting period, the Fund had an approximate 89% allocation to securities with coupons that have reset features, compared to approximately 73% exposure in the benchmark index.

Regrettably, the Fund’s overweight to $1,000 par preferred structures detracted from relative performance during the reporting period. Interestingly, we did witness meaningful outperformance of $1,000 par preferred securities during the first month of 2018 when interest rates initially jumped higher. However, ensuing issuer redemption activity concentrated on the $25 par preferred market led to material scarcity premium for these securities. As a result, relative performance of the $25 par preferred market quickly reversed itself positively, and then some. During the last three months of the reporting period, net supply for the $25 par preferred side of the market was negative by about $4 billion, while $1,000 par preferred net supply was positive by roughly $1 billion. The $25 par preferred side of the market benefitted disproportionately from the negative supply technical. Prior to the reporting period, we did anticipate material net redemption activity in our market during 2018. However, we did not foresee that the activity would be this uneven during the early part of the calendar year. And even if we had, we would not have guessed that net negative $25 par supply would have influenced relative valuations to the point where it would overwhelm the impact of higher interest rates. As a reminder, most $25 par preferred securities are fixed-rate coupon structures, which all else equal, typically underperform in a rising rate environment compared to securities with coupons that have reset features. For the remainder of 2018, we expect that domestic net supply in our space will continue to be negative. Further, compared to the first three months of 2018, we expect that relatively more $1,000 par preferred paper will be redeemed, which all else equal, should disproportionately benefit $1,000 par preferred valuations.

As mentioned earlier, during the reporting period the Fund held an overweight to U.S.-domiciled issuers relative to the Custom Benchmark Index. Unfortunately, this also detracted from relative performance as non-U.S.-domiciled issuers, in aggregate across the preferred and CoCos markets, outperformed U.S. issuers during the reporting period. Taking a closer look at the U.S. versus non-U.S. allocation within the Fund, the underweight to non-U.S. issuers was due in large part to an underweight to CoCos, all of which is non-U.S. exposure. At the end of the reporting period, the Fund had an allocation of around 32% to CoCos, well below the 40% allocation within the benchmark index. While still a meaningful underweight, we increased the Fund’s allocation to CoCos securities by approximately nine percentage points during the reporting period. Positive developments within the European bank sector, along with a more stable interest rate environment outside the U.S., disproportionately benefited the non-U.S. segment of our market, and especially the CoCos market. Risk associated with the European geopolitical landscape continued to abate during the reporting period, also contributing to the relative performance of the non-U.S. segment of our market. Of particular note during the reporting period were the much anticipated March 2018 Italian elections. Surprisingly, it seemingly came and went without being the market disruption event that many feared; a positive development for broader European markets. Admittedly, Eurosceptic parties unexpectedly took a majority of the votes. However, the market took solace from the fact that the elections resulted in a hung parliament. This development will likely lead to a moderate coalition, and importantly, one that is unlikely to pursue Italian independence from the European Union.

As we have discussed in previous reports, the Fund held an overweight to the insurance and industrial subsectors versus the Custom Benchmark Index, with offsetting underweights to the bank, utility and REIT (real estate investment trust) subsectors. With respect to the overweight in insurance names, this was intended to capitalize on what has been, and still is expected to be, negligible new issue flow out of the insurance sector for the foreseeable future. The insurance sector in general has been, and continues to be, over-capitalized and in little need of additional capital such as preferred securities even after an active 2017 hurricane season. And as expected, we observed very little new issue flow within the insurance sector. However, now that most U.S. banks have fully met or even exceed their Additional Tier 1 capital requirements, we expect net negative new issue flow out of this sector going forward. This is an even more supportive supply technical than the one presently in the insurance sector. As a result, we anticipate decreasing the relative overweight to the insurance sector versus the bank sector. Indeed, during the reporting period, our allocation to the insurance sector decreased by about 3.5%, while our exposure to the bank sector increased by almost 5%. On a final note, the overweight to the industrial sector was more passive in nature. That shift within the Fund and was due more to the reclassification of General Electric from the financial services sector to the industrial sector.

During the reporting period, the Fund invested in interest rate swap contracts to reduce the duration of the overall portfolio. During the period interest rates increased and as a result the swap position contributed positively to performance.

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2018, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities and Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.46)%	4.93%	5.64%	7.90%
Class A Shares at maximum Offering Price	(5.17)%	(0.05)%	4.61%	7.37%
ICE BofAML U.S. All Capital Securities Index	(0.59)%	4.45%	5.92%	4.99%
Custom Benchmark Index	0.56%	6.51%	5.59%	5.79%
Lipper Flexible Income Funds Classification Average	(0.51)%	3.73%	4.02%	6.21%

Class C Shares	(0.83)%	4.10%	4.85%	7.10%
Class I Shares	(0.34)%	5.18%	5.89%	8.17%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	(0.62)%	4.57%	5.36%	8.95%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(0.28)%	5.24%	7.21%

	Cumulative
	6-Month	Since Inception
Class T Shares*	(0.46)%	2.23%
Class T Shares at maximum Offering Price*	(2.93)%	(0.33)%

Since inception returns for Class R3, Class R6 Shares and Class T Shares are from 9/29/09, 6/30/16 and 5/31/17, respectively. Since Inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T
Expense Ratios	1.04%	1.79%	1.28%	0.72%	0.78%	1.04%

*	Class T Shares are not available for public offering.

Yields    as of March 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transaction with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities and Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I	Class T1
Dividend Yield	4.99%	4.47%	4.99%	5.51%	5.48%	5.10%
SEC 30-Day Yield – Subsidized	4.22%	3.68%	4.19%	4.77%	4.69%	4.35%
SEC 30-Day Yield – Unsubsidized	4.22%	3.68%	4.19%	4.77%	4.69%	4.35%

1	The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of March 31, 2018

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Nuveen Preferred Securities and Income Fund

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	47.7%
Contingent Capital Securities	31.8%
$25 Par (or similar) Retail Preferred	18.7%
Corporate Bonds	0.1%
Repurchase Agreements	0.0%
Other Assets Less Liabilities	1.7%
Net Assets Plus Borrowings	100%
Borrowings	0.0%
Net Assets	100%

Top Five Issuers

(% of net assets)

Bank of America Corp	4.4%
JP Morgan Chase & Company	3.3%
Wells Fargo & Company	3.2%
Lloyds Bank PLC	3.2%
Barclays Bank PLC	3.1%

Portfolio Composition

(% of net assets)

Banks	50.8%
Insurance	13.7%
Capital Markets	9.5%
Diversified Financial Services	4.4%
Food Products	4.1%
Industrial Conglomerates	2.9%
Consumer Finance	2.6%
Electric Utilities	1.7%
Other	8.6%
Repurchase Agreements	0.0%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)

A	4.1%
BBB	54.7%
BB or Lower	38.7%
N/R (not rated)	2.5%
Total	100%

Country Allocation

(% of net assets)2

United States	55.1%
United Kingdom	12.6%
France	8.0%
Italy	5.7%
Switzerland	4.0%
Australia	3.2%
Spain	2.6%
Netherlands	2.1%
Canada	1.7%
Other	3.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%

1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.

2	Includes 1.5% (as a percentage of net assets) in emerging markets countries.

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2018.

The beginning of the period is October 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities and Income Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$995.40	$991.70	$993.80	$997.20	$996.60	$995.40
Expenses Incurred During the Period	$5.17	$8.89	$6.36	$3.49	$3.93	$5.12
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.75	$1,016.01	$1,018.55	$1,021.44	$1,020.99	$1,019.80
Expenses Incurred During the Period	$5.24	$9.00	$6.44	$3.53	$3.98	$5.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79%, 1.28%, 0.70%, 0.79% and 1.03% for Classes A, C, R3, R6, I and T respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Nuveen Preferred Securities and Income Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.3%

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 47.7%

	Automobiles – 1.2%

49,671	General Motors Financial Company Inc.	5.750%	N/A (3)	BB+	$48,801,758

	Banks – 19.9%

14,545	Bank of America Corp	5.875%	N/A (3)	BBB–	14,636,756

57,434	Bank of America Corporation	8.125%	N/A (3)	BBB–	57,692,453

24,549	Bank of America Corporation (3-month LIBOR reference rate + 3.63% spread)	8.000%	N/A (3)	BBB–	24,549,000

49,158	Bank of America Corporation	6.500%	N/A (3)	BBB–	52,849,766

29,770	Bank of America Corporation	6.300%	N/A (3)	BBB–	31,928,325

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	7,216,420

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	5,214,842

33,772	Citigroup Inc.	6.125%	N/A (3)	BB+	35,531,521

7,463	Citigroup Inc.	5.950%	N/A (3)	BB+	7,682,412

8,050	Citigroup Inc.	5.950%	N/A (3)	BB+	8,341,893

51,692	Citigroup Inc.	5.875%	N/A (3)	BB+	53,371,990

23,375	Citizens Financial Group Inc.	5.500%	N/A (3)	BB+	23,871,719

24,175	Cobank Agricultural Credit Bank	6.250%	N/A (3)	BBB+	25,783,242

13,035	Commerzbank AG, 144A	8.125%	9/19/23	BBB	15,178,309

2,250	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	2,851,875

9,048	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (3)	BBB+	14,295,840

500	JP Morgan Chase & Company	7.900%	N/A (3)	BBB–	502,550

69,372	JP Morgan Chase & Company	6.750%	N/A (3)	BBB–	75,684,852

61,112	JP Morgan Chase & Company	5.300%	N/A (3)	BBB–	62,762,024

17,940	KeyCorp	5.000%	N/A (3)	Baa3	17,670,900

13,350	Lloyds Bank PLC, 144A	12.000%	N/A (3)	BBB–	16,793,192

6,211	M&T Bank Corporation	6.450%	N/A (3)	Baa2	6,832,100

20,176	M&T Bank Corporation	5.125%	N/A (3)	Baa2	20,125,560

17,000	PNC Financial Services Inc.	5.000%	N/A (3)	Baa2	16,923,500

20,062	PNC Financial Services Inc.	6.750%	N/A (3)	Baa2	21,777,301

17,862	Royal Bank of Scotland Group PLC	7.648%	N/A (3)	Ba2	22,327,500

12,625	SunTrust Bank Inc.	5.625%	N/A (3)	Baa3	12,987,969

26,361	SunTrust Bank Inc.	5.050%	N/A (3)	Baa3	26,196,244

790	US Bancorp	5.125%	N/A (3)	A3	811,725

16,635	Wachovia Capital Trust III	5.570%	N/A (3)	Baa2	16,573,450

54,394	Wells Fargo & Company (3-month LIBOR reference rate + 3.77% spread)	5.948%	N/A (3)	Baa2	55,174,010

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

22,325	Wells Fargo & Company	5.900%	N/A (3)	Baa2	$22,996,982

47,865	Wells Fargo & Company	5.875%	N/A (3)	Baa2	50,353,980
	Total Banks				827,490,202

	Capital Markets – 2.1%

9,205	Bank of New York Mellon	4.950%	N/A (3)	Baa1	9,424,815

57,319	Goldman Sachs Group Inc.	5.375%	N/A (3)	Ba1	58,842,539

8,505	Goldman Sachs Group Inc.	5.300%	N/A (3)	Ba1	8,526,262

6,832	Morgan Stanley	5.550%	N/A (3)	BB+	7,043,929

5,207	State Street Corporation	5.250%	N/A (3)	Baa1	5,350,192
	Total Capital Markets				89,187,737

	Commercial Services & Supplies – 1.0%

38,701	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	41,748,704

	Consumer Finance – 2.0%

17,190	American Express Company	5.200%	N/A (3)	Baa2	17,447,850

12,687	American Express Company	4.900%	N/A (3)	Baa2	12,750,435

34,533	Capital One Financial Corporation	5.550%	N/A (3)	Baa3	35,353,159

19,230	Discover Financial Services	5.500%	N/A (3)	BB–	18,797,325
	Total Consumer Finance				84,348,769

	Diversified Financial Services – 2.7%

12,300	BNP Paribas, 144A	7.195%	N/A (3)	BBB	13,653,000

32,650	Compeer Financial ACA., 144A	6.750%	N/A (3)	BB	34,935,500

6,450	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (3)	A	6,591,900

30,193	Rabobank Nederland, 144A	11.000%	N/A (3)	BBB	33,016,347

23,160	Voya Financial Inc.	5.650%	5/15/53	Baa3	23,623,200
	Total Diversified Financial Services				111,819,947

	Electric Utilities – 1.7%

16,255	Electricite de France, 144A	5.250%	N/A (3)	BBB	16,287,510

49,620	Emera, Inc.	6.750%	6/15/76	BBB–	53,589,600
	Total Electric Utilities				69,877,110

	Energy Equipment & Services – 0.3%

10,166	Transcanada Trust	5.875%	8/15/76	BBB	10,598,055

	Equity Real Estate Investment Trusts – 0.9%

29,918	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (3)	Ba1	37,173,115

	Food Products – 2.2%

14,500	Dairy Farmers of America Inc., 144A	7.125%	N/A (3)	Baa3	15,950,000

8,989	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	10,224,987

32,710	Land O’ Lakes Incorporated, 144A	8.000%	N/A (3)	BB	36,676,087

Nuveen Preferred Securities and Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products (continued)

24,070	Land O’ Lakes Incorporated, 144A	7.250%	N/A (3)	BB	$26,838,050
	Total Food Products				89,689,124

	Industrial Conglomerates – 2.9%

121,909	General Electric Capital Corporation	5.000%	N/A (3)	A–	120,689,910

	Insurance – 9.3%

30,265	American International Group Inc.	5.750%	4/01/48	Baa2	30,658,445

1,500	American International Group, Inc.	8.175%	5/15/58	Baa2	1,995,000

35,505	Assurant Inc.	7.000%	3/27/48	Baa3	35,945,917

5,750	AXA SA	8.600%	12/15/30	A3	7,820,000

3,800	Catlin Insurance Company Limited, 144A (3-month LIBOR reference rate + 2.98% spread)	4.719%	N/A (3)	BBB+	3,790,500

108,155	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	108,695,775

4,743	La Mondiale SAM, Reg S	7.625%	N/A (3)	BBB	4,903,076

3,275	MetLife Inc.	5.875%	N/A (3)	BBB	3,332,312

22,317	MetLife Inc.	5.250%	N/A (3)	BBB	22,813,330

18,876	MetLife Inc., 144A	9.250%	4/08/38	BBB	25,671,360

1,795	Principal Financial Group	4.700%	5/15/55	Baa2	1,810,706

34,450	Provident Financing Trust I	7.405%	3/15/38	Baa3	39,273,000

8,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	9,367,250

7,179	Prudential Financial Inc.	5.625%	6/15/43	BBB+	7,521,438

3,390	Prudential Financial Inc.	5.200%	3/15/44	BBB+	3,449,325

22,947	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	24,868,811

49,943	QBE Insurance Group Limited, 144A	7.500%	11/24/43	Baa2	56,107,964
	Total Insurance				388,024,209

	Machinery – 0.2%

8,568	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	8,653,680

	Media – 0.1%

4,180	Viacom Inc.	5.875%	2/28/57	Ba1	4,185,225

	Metals & Mining – 0.5%

18,798	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	19,784,895

	Oil, Gas & Consumable Fuels – 0.2%

6,805	Enterprise Products Operating LLP	5.250%	8/16/77	Baa2	6,617,863

	U.S. Agency – 0.5%

18,350	Farm Credit Bank of Texas	10.000%	N/A (3)	Baa1	21,469,500
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,924,054,548)				1,980,159,803

Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 31.8%

	Banks – 25.7%

$18,107	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (3)	Baa2	$19,238,687

60,000	Banco Bilbao Vizcaya Argentaria S.A	6.125%	N/A (3)	Ba2	58,170,000

6,185	Banco Mercantil del Norte, 144A	7.625%	N/A (3)	BB	6,587,025

13,200	Banco Santander SA, Reg S	6.375%	N/A (3)	Ba1	13,378,543

24,635	Barclays PLC	8.250%	N/A (3)	BB+	25,418,393

92,087	Barclays PLC, Reg S	7.875%	N/A (3)	BB+	97,820,337

73,477	Credit Agricole SA, 144A	8.125%	N/A (3)	BBB–	83,704,117

34,613	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB–	37,607,024

6,280	HSBC Holdings PLC	6.875%	N/A (3)	BBB	6,633,250

42,145	HSBC Holdings PLC	6.375%	N/A (3)	BBB	43,356,669

12,750	HSBC Holdings PLC	6.000%	N/A (3)	BBB	12,654,375

6,771	ING Groep N.V, Reg S	6.875%	N/A (3)	BBB–	7,087,043

29,055	ING Groep N.V	6.500%	N/A (3)	BBB–	29,962,969

105,436	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB–	110,444,210

106,051	Lloyds Banking Group PLC	7.500%	N/A (3)	Baa3	114,932,771

14,630	Nordea Bank AB, 144A	6.125%	N/A (3)	BBB	15,123,762

37,161	Royal Bank of Scotland Group PLC	8.625%	N/A (3)	Ba3	40,366,136

24,820	Royal Bank of Scotland Group PLC	8.000%	N/A (3)	Ba3	27,208,925

35,154	Royal Bank of Scotland Group PLC	7.500%	N/A (3)	Ba3	36,560,160

39,725	Societe Generale, 144A	7.875%	N/A (3)	BB+	43,051,969

50,998	Societe Generale, 144A	7.375%	N/A (3)	BB+	54,249,122

21,684	Standard Chartered PLC, 144A	7.750%	N/A (3)	Ba1	23,174,775

32,103	Standard Chartered PLC, 144A	7.500%	N/A (3)	Ba1	33,948,922

121,808	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	126,832,580
1,008,875	Total Banks				1,067,511,764

	Capital Markets – 4.4%

57,948	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB	62,739,488

22,690	Credit Suisse Group AG, Reg S	7.125%	N/A (3)	Ba2	23,711,050

15,370	Macquarie Bank Limited, 144A	6.125%	N/A (3)	Ba1	15,004,963

2,760	UBS Group AG, Reg S	7.125%	N/A (3)	BBB–	2,870,245

73,085	UBS Group AG, Reg S	7.000%	N/A (3)	BBB–	78,566,375
171,853	Total Capital Markets				182,892,121

	Diversified Financial Services – 1.7%

4,073	BNP Paribas, 144A	7.625%	N/A (3)	BBB–	4,373,384

49,128	BNP Paribas, 144A	7.375%	N/A (3)	BBB–	53,488,111

11,500	BNP Paribas, 144A	6.750%	N/A (3)	BBB–	12,060,626
64,701	Total Diversified Financial Services				69,922,121
$1,245,429	Total Contingent Capital Securities (cost $1,323,703,999)				1,320,326,006

Nuveen Preferred Securities and Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 18.7%

	Banks – 5.2%

385,800	AgriBank FCB, (4)	6.875%	BBB+	$41,666,400

615,317	Citigroup Inc.	7.125%	BB+	17,573,454

481,239	Cobank Agricultural Credit Bank, (4)	6.250%	BBB+	50,770,715

132,336	Cobank Agricultural Credit Bank, (4)	6.200%	BBB+	14,424,624

508,667	Countrywide Capital Trust III	7.000%	BBB–	13,225,342

511,006	Fifth Third Bancorp.	6.625%	Baa3	14,895,825

680,670	Huntington BancShares Inc.	6.250%	Baa3	18,548,258

280,000	Huntington BancShares Inc., (4)	4.420%	Baa3	5,320,000

77,023	PNC Financial Services	6.125%	Baa2	2,162,036

1,036,786	Regions Financial Corporation	6.375%	BB+	28,833,019

70,000	U.S. Bancorp.	6.500%	A3	1,955,100

135,600	Wells Fargo & Company	6.625%	Baa2	3,787,308

91,584	Zions Bancorporation	6.300%	BB–	2,468,189
	Total Banks			215,630,270

	Capital Markets – 3.0%

221,300	Goldman Sachs Group, Inc.	5.500%	Ba1	5,893,219

1,314,913	Morgan Stanley	7.125%	BB+	37,948,389

794,709	Morgan Stanley	6.875%	BB+	22,275,693

276,000	Morgan Stanley	6.375%	BB+	7,485,120

1,336,045	Morgan Stanley	5.850%	BB+	34,857,414

230,910	Northern Trust Corporation	5.850%	BBB+	6,176,843

303,157	State Street Corporation	5.350%	Baa1	8,121,576
	Total Capital Markets			122,758,254

	Consumer Finance – 0.6%

1,018,736	GMAC Capital Trust I	5.785%	B+	26,466,761

	Diversified Telecommunication Services – 0.1%

110,365	Verizon Communications Inc.	5.900%	A–	2,920,258

	Electric Utilities – 0.0%

51,332	SCE Trust V	5.450%	Baa1	1,333,605

	Food Products – 1.9%

506,287	CHS Inc.	7.875%	N/R	14,854,461

12,881	CHS Inc.	7.500%	N/R	359,766

1,385,062	CHS Inc.	7.100%	N/R	38,920,242

470,500	CHS Inc.	6.750%	N/R	12,670,565

53,000	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	5,324,396

66,700	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	7,612,318
	Total Food Products			79,741,748

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance – 4.3%

220,922	American Financial Group	6.000%		Baa2	$5,739,554

1,221,542	Aspen Insurance Holdings Limited	5.950%		BBB–	32,016,616

741,540	Aspen Insurance Holdings Limited	5.625%		BBB–	18,338,284

483,905	Axis Capital Holdings Limited	5.500%		BBB	11,904,063

131,141	Delphi Financial Group, Inc., (4)	2.323%		BB+	3,016,243

80,091	Hartford Financial Services Group Inc.	7.875%		BBB–	2,350,671

1,146,819	Kemper Corporation	7.375%		Ba1	29,691,144

227,367	Maiden Holdings Limited	8.250%		N/R	4,376,815

8,746	Maiden Holdings Limited	6.625%		N/R	149,294

570,218	Maiden Holdings NA Limited	7.750%		N/R	11,119,251

563,048	PartnerRe Limited	7.250%		Baa2	15,652,734

597,500	Reinsurance Group of America Inc.	6.200%		BBB	16,915,225

803,196	Reinsurance Group of America, Inc.	5.750%		BBB	21,140,119

201,165	Torchmark Corporation	6.125%		BBB+	5,328,861
	Total Insurance				177,738,874

	Mortgage Real Estate Investment Trusts – 0.1%

210,254	Wells Fargo REIT	6.375%		BBB	5,458,194

	Oil, Gas & Consumable Fuels – 0.9%

277,700	Nustar Energy LP	8.500%		B1	6,431,532

390,000	Nustar Energy LP	7.625%		B1	8,502,000

808,295	Nustar Logistics Limited Partnership	8.456%		B+	20,409,449
	Total Oil, Gas & Consumable Fuels				35,342,981

	Thrifts & Mortgage Finance – 1.5%

405,287	Federal Agricultural Mortgage Corporation	6.875%		N/R	10,533,408

400,000	Federal Agricultural Mortgage Corporation	6.000%		N/R	10,560,000

1,506,768	New York Community Bancorp Inc.	6.375%		Ba1	41,029,292
	Total Thrifts & Mortgage Finance				62,122,702

	U.S. Agency – 1.1%

436,610	Farm Credit Bank of Texas, 144A, (4)	6.750%		Baa1	47,153,880
	Total $25 Par (or similar) Retail Preferred (cost $745,780,357)				776,667,525

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.1%

	Insurance – 0.1%

$3,777	Fairfax Financial Holdings Ltd	7.750%	7/15/37	BBB–	$4,663,164
$3,777	Total Corporate Bonds (cost $4,376,923)				4,663,164
	Total Long-Term Investments (cost $3,997,915,827)				4,081,816,498

Nuveen Preferred Securities and Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.0%

	REPURCHASE AGREEMENTS – 0.0%

$886	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/29/18, repurchase price $886,245 collateralized by $930,000 U.S. Treasury Notes, 2.125%, due 9/30/24, value $907,776	0.740%	4/02/18	$886,172
$886	Total Short-Term Investments (cost $886,172)			886,172
	Total Investments (cost $3,998,801,999) – 98.3%			4,082,702,670
	Borrowings – 0.0%			(1,400,000)
	Other Assets Less Liabilities – 1.7% (6)			73,267,904
	Net Assets – 100%			$4,154,570,574

Investments in Derivatives

Interest Rate Swaps – OTC Cleared

	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
	$80,000,000	Receive	3-Month LIBOR	2.474%	Semi-Annually	7/13/16	7/13/21	$333,339	$—	$333,339	$2,051
	68,000,000	Receive	3-Month LIBOR	2.822%	Semi-Annually	3/05/18	3/05/28	(348,839)	927	(349,766)	(128,387)
Total	$148,000,000							$(15,500)	$927	$(16,427)	$(126,336)
Total interest rate swap premiums paid									$927
Total interest rate swap premiums received									$—
Total receivable for variation margin on swap contracts											$2,051
Total payable for variation margin on swap contracts											$(128,387)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Perpetual security. Maturity date is not applicable.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Statement of Assets and Liabilities

March 31, 2018

(Unaudited)

Assets
Long-term investments, at value (cost $3,997,915,827)	$4,081,816,498
Short-term investments, at value (cost approximates value)	886,172
Cash	9,517,125
Cash collateral at broker for investments in swaps (1)	4,169,484
Interest rate swaps premiums paid	927
Receivable for:
Dividends	5,569,148
Interest	43,138,796
Investments sold	3,039,025
Shares sold	39,182,259
Variation margin on swap contracts	2,051
Other assets	197,338
Total assets	4,187,518,823
Liabilities
Borrowings	1,400,000
Payable for:
Dividends	4,671,639
Investments purchased	5,168,746
Shares redeemed	17,296,544
Variation margin on swap contracts	128,387
Accrued expenses:
Management fees	2,285,207
Trustees fees	145,542
12b-1 distribution and service fees	345,509
Other	1,506,675
Total liabilities	32,948,249
Net assets	$4,154,570,574

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)

Class A Shares
Net assets	$430,537,772
Shares outstanding	25,052,905
Net asset value (“NAV”) per share	$17.19
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$18.05
Class C Shares
Net assets	$295,743,603
Shares outstanding	17,195,661
NAV and offering price per share	$17.20
Class R3 Shares
Net assets	$3,040,963
Shares outstanding	175,772
NAV and offering price per share	$17.30
Class R6 Shares
Net assets	$464,077,912
Shares outstanding	26,955,725
NAV and offering price per share	$17.22
Class I Shares
Net assets	$2,961,145,850
Shares outstanding	172,196,846
NAV and offering price per share	$17.20
Class T Shares (2)
Net assets	$24,474
Shares outstanding	1,424
NAV per share	$17.19
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$17.63
Net assets consist of:
Capital paid-in	$4,089,275,526
Undistributed (Over-distribution of) net investment income	(11,952,070)
Accumulated net realized gain (loss)	(6,637,126)
Net unrealized appreciation (depreciation)	83,884,244
Net assets	$4,154,570,574
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2018

(Unaudited)

Investment Income
Dividends	$29,110,324
Interest	95,425,478
Total investment income	124,535,802
Expenses
Management fees	13,157,073
12b-1 service fees – Class A Shares	586,753
12b-1 distribution and service fees – Class C Shares	1,479,376
12b-1 distribution and service fees – Class R3 Shares	9,336
12b-1 distribution and service fees – Class T Shares (1)	31
Shareholder servicing agent fees	1,722,377
Interest expense	21,455
Custodian fees	167,532
Trustees fees	62,388
Professional fees	83,128
Shareholder reporting expenses	232,733
Federal and state registration fees	191,998
Other	26,252
Total expenses	17,740,432
Net investment income (loss)	106,795,370
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,272,431)
Swaps	(448,435)
Change in net unrealized appreciation (depreciation) of:
Investments	(123,530,728)
Swaps	1,819,644
Net realized and unrealized gain (loss)	(125,431,950)
Net increase (decrease) in net assets from operations	$(18,636,580)

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 3/31/18	Year Ended 9/30/17
Operations
Net investment income (loss)	$106,795,370	$161,752,522
Net realized gain (loss) from:
Investments	(3,272,431)	(3,038,837)
Swaps	(448,435)	(1,220,660)
Change in net unrealized appreciation (depreciation) of:
Investments	(123,530,728)	111,790,898
Swaps	1,819,644	3,386,131
Net increase (decrease) in net assets from operations	(18,636,580)	272,670,054
Distributions to Shareholders
From net investment income:
Class A Shares	(12,087,174)	(24,686,684)
Class C Shares	(6,517,609)	(12,612,675)
Class R3 Shares	(92,087)	(123,012)
Class R6 Shares	(11,029,786)	(239,494)
Class I Shares	(77,041,484)	(129,127,804)
Class T Shares (1)	(644)	(444)
Decrease in net assets from distributions to shareholders	(106,768,784)	(166,790,113)
Fund Share Transactions
Proceeds from sale of shares	1,505,867,111	2,082,706,449
Proceeds from shares issued to shareholders due to reinvestment of distributions	81,551,581	125,790,112
	1,587,418,692	2,208,496,561
Cost of shares redeemed	(1,100,079,205)	(1,069,313,181)
Net increase (decrease) in net assets from Fund share transactions	487,339,487	1,139,183,380
Net increase (decrease) in net assets	361,934,123	1,245,063,321
Net assets at the beginning of period	3,792,636,451	2,547,573,130
Net assets at the end of period	$4,154,570,574	$3,792,636,451
Undistributed (Over-distribution of) net investment income at the end of period	$(11,952,070)	$(11,978,656)

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2018(h)	$17.72	$0.45	$(0.53)	$(0.08)	$(0.45)	$—	$(0.45)	$17.19
2017	17.14	0.90	0.62	1.52	(0.94)	—	(0.94)	17.72
2016	16.85	0.92	0.38	1.30	(0.94)	(0.07)	(1.01)	17.14
2015	17.34	0.95	(0.41)	0.54	(0.94)	(0.09)	(1.03)	16.85
2014	17.05	0.99	0.64	1.63	(1.00)	(0.34)	(1.34)	17.34
2013	17.15	1.01	0.09	1.10	(1.04)	(0.16)	(1.20)	17.05
Class C (12/06)
2018(h)	17.73	0.39	(0.53)	(0.14)	(0.39)	—	(0.39)	17.20
2017	17.15	0.77	0.62	1.39	(0.81)	—	(0.81)	17.73
2016	16.87	0.79	0.37	1.16	(0.81)	(0.07)	(0.88)	17.15
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
2013	17.16	0.88	0.09	0.97	(0.91)	(0.16)	(1.07)	17.06
Class R3 (9/09)
2018(h)	17.84	0.42	(0.52)	(0.10)	(0.44)	—	(0.44)	17.30
2017	17.26	0.86	0.62	1.48	(0.90)	—	(0.90)	17.84
2016	16.97	0.88	0.38	1.26	(0.90)	(0.07)	(0.97)	17.26
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
2013	17.27	0.96	0.11	1.07	(1.01)	(0.16)	(1.17)	17.17
Class R6 (6/16)
2018(h)	17.74	0.49	(0.53)	(0.04)	(0.48)	—	(0.48)	17.22
2017	17.15	0.95	0.62	1.57	(0.98)	—	(0.98)	17.74
2016(e)	16.80	0.23	0.36	0.59	(0.24)	—	(0.24)	17.15
Class I (12/06)
2018(h)	17.73	0.47	(0.53)	(0.06)	(0.47)	—	(0.47)	17.20
2017	17.14	0.95	0.62	1.57	(0.98)	—	(0.98)	17.73
2016	16.86	0.96	0.37	1.33	(0.98)	(0.07)	(1.05)	17.14
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
2013	17.15	1.05	0.11	1.16	(1.09)	(0.16)	(1.25)	17.06
Class T (5/17)(g)
2018(h)	17.72	0.45	(0.53)	(0.08)	(0.45)	—	(0.45)	17.19
2017(f)	17.00	0.30	0.73	1.03	(0.31)	—	(0.31)	17.72

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.46)%	$430,538	1.04	%*	5.11	%*	13%
9.11	458,980	1.04		5.19		9
7.96	492,911	1.07		5.46		15
3.16	408,922	1.06		5.54		18
9.92	376,049	1.07		5.73		25
6.51	287,287	1.07		5.73		67

(0.83)	295,744	1.79	*	4.39	*	13
8.31	291,647	1.79		4.46		9
7.08	262,685	1.82		4.72		15
2.44	208,404	1.81		4.79		18
9.08	190,011	1.82		5.00		25
5.73	170,808	1.82		5.03		67

(0.62)	3,041	1.28	*	4.74	*	13
8.82	2,412	1.28		4.92		9
7.67	2,048	1.32		5.18		15
2.93	2,680	1.31		5.28		18
9.62	2,827	1.32		5.52		25
6.25	3,209	1.32		5.48		67

(0.28)	464,078	0.70	*	5.57	*	13
9.42	4,021	0.72		5.51		9
3.54	6,498	0.75	*	5.25	*	15

(0.34)	2,961,146	0.79	*	5.39	*	13
9.43	3,035,551	0.78		5.47		9
8.16	1,783,432	0.82		5.72		15
3.47	1,038,316	0.81		5.79		18
10.12	827,438	0.82		5.98		25
6.83	630,546	0.82		6.01		67

(0.46)	24	1.03	*	5.14	*	13
2.70	25	1.02	*	5.04	*	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
(f)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
(g)	Class T Shares are not available for public offering.
(h)	For the six months ended March 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities and Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide a high level of current income and total return.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,980,159,803		$—	$1,980,159,803
Contingent Capital Securities	—	1,320,326,006		—	1,320,326,006
$25 Par (or similar) Retail Preferred	601,378,949	175,288,576	**	—	776,667,525
Corporate Bonds	—	4,663,164		—	4,663,164
Short-Term Investments:
Repurchase Agreements	—	886,172		—	886,172
Investments in Derivatives:
Interest Rate Swaps***	—	(16,427)		—	(16,427)
Total	$601,378,949	$3,481,307,294		$—	$4,082,686,243
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
United Kingdom	$522,707,665	12.6%
France	331,197,937	8.0
Italy	237,276,790	5.7
Switzerland	167,887,158	4.0
Australia	135,005,320	3.2
Spain	108,721,658	2.6
Netherlands	85,719,093	2.1
Canada	68,850,819	1.7
Other	135,635,075	3.3
Total non-U.S. Securities	$1,793,001,515	43.2%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Notes to Financial Statements (Unaudited) (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$886,172	$(886,172)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund invested in interest rate swap contracts to reduce the duration of its preferred stock portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$102,666,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts**	$333,339	Payable for variation margin on swap contracts**^	$(349,766)
**	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the assets and/or liability derivative location as described in the table above.
^	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(448,435)	$1,819,644

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

The Fund had issued Class T Shares; however, these shares are not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/18		Year Ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,318,090	$129,097,288	15,380,043	$267,231,103
Class C	2,151,998	37,907,501	4,151,237	72,226,667
Class R3	337,800	6,022,139	196,257	3,438,422
Class R6	28,933,361	511,583,576	284,511	4,944,219
Class I	46,676,794	821,256,607	100,036,707	1,734,841,037
Class T	—	—	1,424	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	624,104	10,955,298	1,275,599	22,078,896
Class C	331,775	5,825,660	622,972	10,812,655
Class R3	4,239	74,707	3,011	52,984
Class R6	10,555	185,246	11,428	196,045
Class I	3,674,202	64,510,670	5,326,440	92,649,533
Class T	—	—	—	—
	90,062,918	1,587,418,692	127,289,629	2,208,496,561
Shares redeemed:
Class A	(8,796,694)	(154,342,157)	(19,511,294)	(336,336,271)
Class C	(1,737,595)	(30,559,877)	(3,639,811)	(62,981,200)
Class R3	(301,458)	(5,281,822)	(182,733)	(3,208,170)
Class R6	(2,214,878)	(38,894,670)	(448,168)	(7,711,334)
Class I	(49,401,792)	(871,000,679)	(38,142,186)	(659,076,206)
Class T	—	—	—	—
	(62,452,417)	(1,100,079,205)	(61,924,192)	(1,069,313,181)
Net increase (decrease)	27,610,501	$487,339,487	65,365,437	$1,139,183,380

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $1,072,924,466 and $498,572,393, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$3,999,478,870
Gross unrealized:
Appreciation	$122,591,486
Depreciation	(39,367,686)
Net unrealized appreciation (depreciation) of investments	$83,223,800

Tax cost of swaps	$927
Net unrealized appreciation (depreciation) of swaps	(16,427)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, investments in partnerships, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2017, the Fund’s last tax year end, as follows:

Capital paid-in	$(11,021)
Undistributed (Over-distribution of) net investment income	(2,590,246)
Accumulated net realized gain (loss)	2,601,267

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1],2	$5,262,809
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2017 through September 30, 2017, and paid on October 2, 2017.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended, September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$161,523,442
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2017, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$3,419,549

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NAM is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee for the Fund was 0.1595%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$985,990
Paid to financial intermediaries	904,347

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$276,402

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$357,966

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained	$32,774

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class T Shares	1,424

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was a follows:

Maximum Outstanding Balance	$35,600,000

During the Fund’s utilization period during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Average daily balance outstanding	$14,489,474
Average annual interest rate	2.66%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Custom Benchmark Index: An index that is comprised of a 60% weighting in the ICE BofAML U.S. All Capital Securities Index and a 40% weighting in the ICE BofAML Contingent Capital USD Hedged Index. Index returns do not include the effects of any sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Glossary of Terms Used in this Report (continued)

ICE BofAML Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.

ICE BofAML U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofAML U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofAML U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Notes

Notes

Notes

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Mutual Funds

31 March

2018

Nuveen Taxable Fixed

Income Fund

Fund Name	Class A	Class C	Class R6	Class I	Class T
Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX	NWQTX

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Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 21, 2018

4

Portfolio Managers’

Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers. Here they discuss key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2018.

How did the Fund perform during the six-month reporting period ended March 31, 2018?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year, five-year and since inception periods ended March 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the six-month reporting period, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the ICE BofAML U.S. 50% Corporate and 50% High Yield Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2018?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.

At the end of the reporting period, the Fund had approximately 50.7% in non-investment grade bonds, 23.5% in preferred stock, 26.6% in investment grade bonds, 15.2% in equities and 7.5% in convertibles. All asset classes we invest in positively contributed to performance. All industries contributed positively, with the exception of the insurance industry. Industrials lead performance.

The top contributor to performance for the reporting period was the Bank of NT Butterfield & Son Limited (NTB) common stock. Since its IPO in 2017, NTB has continued to use its high quality balance sheet to generate high-teen returns on tangible equity. NTB is expanding its trust business through tactful acquisitions, most recently with the purchase of Deutsche Bank’s Banking & Custody

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

Business in the Cayman and Channel Islands. The company has excess capital which can be used in acquisitions (more trust businesses in core markets) or returned to shareholders. FirstEnergy Corp. common stock was also a top performer. During the reporting period, the company announced a $2.5B equity raise, which helped de-risk the balance sheet and should cover all planned equity issuance for the remainder of the decade. The company also announced that several high profile investors were joining the company’s restructuring advisory group and will help negotiate the company’s exit from their loss-making unregulated generation business. We believe the pro-forma company represents compelling value in a sector that generally lacks value, and believe the company’s transition to a pure-play regulated utility will crystalize the valuation disconnect and force market recognition. Lastly, Viacom Inc. 6.875% 4/30/2036 senior note (Baa3/BBB) was another key contributor. As part of our investment thesis in Viacom we have always believed the company possesses valuable, under-monetized assets (Paramount, International) which provide strong protection to bondholders. These assets would fit well as part of a number of larger media conglomerates. During the reporting period, news surrounding the potential merger between CBS and Viacom provided support to the performance of the senior note as credit spreads tightened. A re-combination with CBS appears to be the most obvious choice given the common interests of shareholder National Amusements. We view the logic for a deal as mutually beneficial as CBS would get access to a studio and enhanced international distribution for their library of content, while Viacom would gain critical scale for future affiliate negotiations. While we are unsure if a deal eventually gets done, an all-stock takeover by CBS has the potential to immediately lower Viacom’s leverage in a combined company and with up to $1 billion in synergies, could be very accretive to the pro-forma free cash flow profile benefiting bondholders. Should a deal not materialize, we are still encouraged by the transformation that new CEO Bob Bakish has undertaken at Viacom with recent affiliate renewals and ratings improvement, believe that Viacom remains on solid footing in a standalone scenario.

Those positions that detracted from performance included our equity holding in Imperial Brands PLC. Imperial’s stock weakness is a result of declining trends in Europe due to regulatory pressures and increasing excise taxes in 2017, concerns over next generation products like Phillip Morris’ “Heat Not Burn” taking share in the U.S. and Europe and the headline risk as the FDA looks into lowering nicotine levels in cigarettes. It remains one of the cheapest staple stocks with nearly a 7% dividend yield and we expect the stock to rebound as fundamentals improve in the back half of 2018. Dish DBS Corporation 7.750% 7/01/2026 senior note (Ba3/B) was also a bottom performer during the reporting period. The company reported weaker earnings before interest, tax, depreciation and amortization (EBITDA) versus expectations for their fourth quarter ending December 31, 2017 and continues to be challenged in its broadcast subscription satellite TV services. Additionally, the company will have to start to spend on a build out of a wireless network in order to retain its wireless spectrum licenses. Both of these factors weighed on the credit during the first quarter of 2018. We remain constructive on the credit going forward largely as a result of the unrealized value of its wireless spectrum. We anticipate they will do a value accretive transaction within the medium-term. Currently, we believe the wireless spectrum’s value is well in excess of the amount of debt outstanding. Lastly, our equity holding in General Electric Company (GE) detracted. Shares of GE declined as a string of disappointing results and a reduction in free cash flow guidance led to the exit of CEO Jeffrey Immelt and a 50% cut to the company’s annual dividend payout. Results in key business units fell well below management forecasts and 2018 earnings guidance was initiated at $1.00 per share, a dramatic “reset” from the $2.00 target that management reaffirmed less than one year ago. We eliminated the position as we anticipate more downside to GE’s book value going forward.

Also, during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options had a negligible impact on performance during a volatile period in the equity markets.

6

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2018, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

7

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8

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Effective July 2018, subsequent to the close of the reporting period, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	0.23%	4.55%	4.78%	8.29%
Class A Shares at maximum Offering Price	(4.53)%	(0.42)%	3.77%	7.65%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.08)%	1.20%	1.82%	3.15%
ICE BofA/ML U.S. 50% Corporate and 50% High Yield Index	(0.80)%	3.20%	4.05%	6.43%
Lipper Flexible Income Funds Classification Average	(0.51)%	3.73%	4.02%	7.06%

Class C Shares	(0.15)%	3.82%	4.00%	7.48%
Class I Shares	0.36%	4.88%	5.06%	8.57%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	0.69%	5.26%	7.16%
Class T Shares*	0.27%	N/A	2.44%
Class T Shares at maximum Offering Price*	(2.23)%	N/A	(0.12)%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative indexes and Lipper classification average, are from 12/09/09. Since inception returns for Class R6 and Class T Shares are from 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.12%	1.87%	0.80%	0.86%	1.12%
Net Expense Ratios	0.96%	1.71%	0.63%	0.71%	0.96%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2019, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Class T Shares are not available for public offering.

10

Yields    as of March 31, 2018

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I	Class T1
Dividend Yield	4.95%	4.43%	5.45%	5.47%	5.07%
SEC 30-Day Yield-Subsidized	4.13%	3.59%	4.62%	4.59%	4.24%
SEC 30-Day Yield-Unsubsidized	4.03%	3.47%	4.48%	4.47%	4.12%

1	The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

11

Holding Summaries    as of March 31, 2018

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	51.5%
Common Stocks	15.2%
$1,000 Par (or similar) Institutional Preferred	12.0%
$25 Par (or similar) Retail Preferred	9.1%
Structured Notes	2.8%
Convertible Preferred Securities	2.4%
Convertible Bonds	2.3%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Top Five Issuers

(% of net assets)

JPMorgan Chase & Company	3.6%
Viacom Inc.	3.1%
Citigroup Inc.	2.2%
DISH Network Corporation	2.1%
Liberty Media Corporation	2.1%

Portfolio Composition

(% of net assets)

Banks	11.3%
Media	7.9%
Equity Real Estate Investment Trusts	6.0%
Electric Utilities	4.1%
Food Products	4.1%
Capital Markets	3.9%
Consumer Finance	3.6%
Chemicals	3.5%
Technology Hardware, Storage & Peripherals	3.3%
Diversified Telecommunication Services	3.2%
Insurance	3.1%
Machinery	2.7%
Auto Components	2.5%
Metals & Mining	2.4%
Automobiles	2.2%
Pharmaceuticals	2.2%
Specialty Retail	2.0%
Oil, Gas & Consumable Fuels	1.7%
Electronic Equipment, Instruments & Components	1.6%
Wireless Telecommunication Services	1.6%
Other	19.6%
Structured Notes	2.8%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	1.3%
Total	100%

Portfolio Credit Quality

(% of total fixed income investments)

A	2.8%
BBB	31.6%
BB or Lower	60.9%
N/R (not rated)	4.7%
Total	100%

12

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2018.

The beginning of the period is October 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,002.30	$998.50	$1,006.90	$1,003.60	$1,002.70
Expenses Incurred During the Period	$4.79	$8.52	$3.15	$3.55	$4.79
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.14	$1,016.40	$1,021.79	$1,021.39	$1,020.14
Expenses Incurred During the Period	$4.84	$8.60	$3.18	$3.58	$4.84

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 0.63%, 0.71% and 0.96% for Classes A, C, R6, I, and T respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

13

Nuveen NWQ Flexible Income Fund

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 95.3%

	CORPORATE BONDS – 51.5%

	Aerospace & Defense – 0.4%

$3,400	Triumph Group Inc.	4.875%	4/01/21	B–	$3,323,500

	Air Freight & Logistics – 0.5%

4,050	XPO Logistics, Inc., 144A	6.500%	6/15/22	BB–	4,176,563

	Auto Components – 2.5%

6,675	American & Axle Manufacturing Inc.	6.250%	4/01/25	BB–	6,658,312

5,450	American & Axle Manufacturing Inc.	6.500%	4/01/27	BB–	5,450,000

7,954	Cooper-Standard Automotive Inc., 144A	5.625%	11/15/26	B+	7,934,115
20,079	Total Auto Components				20,042,427

	Automobiles – 1.7%

3,100	Ford Motor Company	7.450%	7/16/31	BBB	3,749,886

8,690	General Motors Corporation	6.600%	4/01/36	BBB	9,948,150
11,790	Total Automobiles				13,698,036

	Banks – 0.4%

3,375	CIT Group Inc.	6.125%	3/09/28	BB	3,501,562

	Beverages – 0.9%

6,585	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46	A–	7,089,837

	Biotechnology – 0.5%

4,025	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	Ba3	3,974,688

	Building Products – 0.4%

3,528	Jeld-Wen Inc., 144A	4.875%	12/15/27	BB–	3,333,960

	Capital Markets – 1.4%

7,650	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	8,099,437

3,190	Raymond James Financial Inc.	4.950%	7/15/46	BBB+	3,443,509
10,840	Total Capital Markets				11,542,946

	Chemicals – 3.0%

5,823	A Schulman Inc.	6.875%	6/01/23	B	6,143,265

4,065	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	4,328,006

4,425	Olin Corporation	5.000%	2/01/30	Ba1	4,236,937

5,998	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A	5.375%	9/01/25	BB–	5,893,035

3,925	Univar Inc., 144A	6.750%	7/15/23	B+	4,047,656
24,236	Total Chemicals				24,648,899

	Commercial Services & Supplies – 1.2%

3,918	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	4,133,490

5,532	R.R. Donnelley & Sons Company	6.500%	11/15/23	B	5,449,020
9,450	Total Commercial Services & Supplies				9,582,510

14

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Communications Equipment – 1.0%

$8,275	ViaSat Inc., 144A	5.625%	9/15/25	BB–	$7,967,170

	Consumer Finance – 1.6%

3,925	Ally Financial Inc.	5.750%	11/20/25	BB	4,043,927

8,170	Navient Corporation	8.000%	3/25/20	BB	8,680,625
12,095	Total Consumer Finance				12,724,552

	Containers & Packaging – 1.0%

7,502	Sealed Air Corporation, 144A	6.875%	7/15/33	BB+	8,327,220

	Diversified Telecommunication Services – 3.2%

10,275	AT&T, Inc.	4.900%	8/14/37	A–	10,350,872

12,875	CenturyLink Inc.	7.650%	3/15/42	BB	11,008,125

4,145	GCI Inc.	6.875%	4/15/25	B+	4,341,888

871	Qwest Corp.	6.875%	9/15/33	BBB–	826,029
28,166	Total Diversified Telecommunication Services				26,526,914

	Electronic Equipment, Instruments & Components – 1.6%

5,365	Itron Inc., 144A	5.000%	1/15/26	BB–	5,286,134

7,825	Tech Data Corporation	4.950%	2/15/27	BBB–	7,822,815
13,190	Total Electronic Equipment, Instruments & Components				13,108,949

	Equity Real Estate Investment Trusts – 2.2%

5,300	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	5,008,500

5,525	Iron Mountain Inc.	5.750%	8/15/24	B	5,352,344

7,875	Select Income REIT	4.500%	2/01/25	BBB–	7,779,018
18,700	Total Equity Real Estate Investment Trusts				18,139,862

	Food & Staples Retailing – 1.0%

8,210	Rite Aid Corporation, 144A	6.125%	4/01/23	B	8,281,837

	Food Products – 1.0%

8,863	Dean Foods Company, 144A	6.500%	3/15/23	BB–	8,430,929

	Health Care Providers & Services – 0.9%

7,320	Kindred Healthcare Inc.	8.000%	1/15/20	B–	7,750,050

	Hotels, Restaurants & Leisure – 0.8%

6,100	McDonald’s Corporation	4.875%	12/09/45	BBB+	6,611,158

	Household Durables – 0.6%

5,064	Tempur Sealy International, Inc.	5.500%	6/15/26	BB	4,874,100

	IT Services – 1.3%

10,415	First Data Corporation, 144A	7.000%	12/01/23	B	10,948,769

	Machinery – 2.7%

7,131	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	7,451,895

7,450	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB	7,748,000

15

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery (continued)

$6,970	Terex Corporation, 144A	5.625%	2/01/25	BB	$6,978,712
21,551	Total Machinery				22,178,607

	Media – 5.6%

2,250	Dish DBS Corporation	6.750%	6/01/21	Ba3	2,272,500

13,900	Dish DBS Corporation	7.750%	7/01/26	Ba3	13,083,375

5,200	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	5,094,440

21,099	Viacom Inc.	6.875%	4/30/36	BBB	25,052,077
42,449	Total Media				45,502,392

	Metals & Mining – 2.4%

8,050	AK Steel Corporation	7.000%	3/15/27	B–	7,868,875

3,200	ArcelorMittal	7.500%	10/15/39	BBB–	3,784,000

3,800	Southern Copper Corporation	5.875%	4/23/45	BBB+	4,286,100

3,375	United States Steel Corp	6.250%	3/15/26	B	3,362,344
18,425	Total Metals & Mining				19,301,319

	Multiline Retail – 1.5%

13,100	Nordstrom, Inc.	5.000%	1/15/44	BBB+	12,288,784

	Oil, Gas & Consumable Fuels – 1.2%

9,270	Enviva Partners LP / Enviva Partners Finance Corp.	8.500%	11/01/21	BB–	9,803,025

	Real Estate Management & Development – 1.3%

4,450	Greystar Real Estate Partners, LLC, 144A	5.750%	12/01/25	BB–	4,438,875

5,275	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB	5,228,844

875	Kennedy-Wilson Inc., 144A	5.875%	4/01/24	BB	867,344
10,600	Total Real Estate Management & Development				10,535,063

	Road & Rail – 1.0%

8,160	XPO CNW, Inc.	6.700%	5/01/34	B	8,506,800

	Semiconductors & Semiconductor Equipment – 0.6%

2,025	Amkor Technology Inc.	6.625%	6/01/21	BB	2,036,137

2,850	Versum Materials, Inc., 144A	5.500%	9/30/24	BB+	2,949,750
4,875	Total Semiconductors & Semiconductor Equipment				4,985,887

	Software – 0.6%

4,100	Conduent Finance Inc. / Xerox Business Services LLC, 144A	10.500%	12/15/24	BB	4,812,375

	Specialty Retail – 1.6%

12,806	L Brands, Inc.	6.875%	11/01/35	BB+	12,421,820

800	Limited Brands Inc.	6.950%	3/01/33	Ba2	768,000
13,606	Total Specialty Retail				13,189,820

	Technology Hardware, Storage & Peripherals – 3.3%

15,250	Hewlett Packard Enterprise Co	6.350%	10/15/45	BBB+	16,269,131

16

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Technology Hardware, Storage & Peripherals (continued)

$10,995	Seagate HDD Cayman	4.875%	6/01/27	Baa3	$10,413,392
26,245	Total Technology Hardware, Storage & Peripherals				26,682,523

	Wireless Telecommunication Services – 0.6%

4,961	Altice Financing SA, 144A	7.500%	5/15/26	BB–	4,861,780
$412,600	Total Corporate Bonds (cost $423,190,462)				421,254,813

Shares	Description (1)				Value

	COMMON STOCKS – 15.2%

	Airlines – 0.5%

70,300	Delta Air Lines, Inc.				$3,853,143

	Banks – 1.3%

107,800	CIT Group Inc.				5,551,700

112,788	The Bank of NT Butterfield and Son Limited				5,061,925
	Total Banks				10,613,625

	Biotechnology – 0.5%

54,300	Gilead Sciences, Inc.				4,093,677

	Capital Markets – 0.5%

237,784	Ares Capital Corporation, (3)				3,773,632

	Chemicals – 0.5%

64,700	DowDuPont, Inc.				4,122,037

	Consumer Finance – 0.4%

107,200	Synchrony Financial				3,594,416

	Electric Utilities – 2.2%

291,500	FirstEnergy Corp.				9,913,915

259,800	Great Plains Energy Incorporated				8,259,042
	Total Electric Utilities				18,172,957

	Equity Real Estate Investment Trusts – 2.2%

150,200	Apartment Investment & Management Company, Class A				6,120,650

41,400	Life Storage, Inc.				3,457,728

301,900	MGM Growth Properties LLC				8,012,426
	Total Equity Real Estate Investment Trusts				17,590,804

	Industrial Conglomerates – 0.8%

106,200	Siemens AG, Sponsored ADR, (4)				6,788,304

	Insurance – 1.4%

112,300	American International Group, Inc.				6,111,366

101,250	CNA Financial Corporation				4,996,688
	Total Insurance				11,108,054

17

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)				Value

	Multi-Utilities – 0.4%

144,600	Veolia Environment S.A., ADR, (4)				$3,432,804

	Oil, Gas & Consumable Fuels – 0.5%

164,600	Enterprise Products Partnership LP				4,029,408

	Pharmaceuticals – 2.2%

232,000	AstraZeneca PLC, Sponsored ADR				8,113,040

249,400	GlaxoSmithKline PLC, Sponsored ADR				9,744,058
	Total Pharmaceuticals				17,857,098

	Software – 0.7%

132,200	Oracle Corporation				6,048,150

	Specialty Retail – 0.4%

389,500	Kingfisher plc, Sponsored ADR, (4)				3,244,535

	Tobacco – 0.7%

172,700	Imperial Brands PLC, Sponsored ADR, (4)				5,984,055
	Total Common Stocks (cost $122,118,964)				124,306,699

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 12.0%

	Automobiles – 0.5%

$4,420	General Motors Financial Company Inc.	5.750%	N/A (5)	BB+	$4,342,650

	Banks – 7.0%

8,251	Bank of America Corporation	6.500%	N/A (5)	BBB–	8,870,650

3,325	Bank of America Corporation	6.300%	N/A (5)	BBB–	3,566,063

3,750	CIT Group Inc., Series A	5.800%	N/A (5)	B+	3,750,000

925	Citigroup Inc.	5.800%	N/A (5)	BB+	957,088

12,705	Citigroup Inc.	6.250%	N/A (5)	BB+	13,419,656

775	Cobank Agricultural Credit Bank	6.250%	N/A (5)	BBB+	826,557

3,750	Huntington Bancshares Inc./OH	5.700%	N/A (5)	Baa3	3,768,750

6,400	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	6,982,400

2,900	Lloyds Bank PLC, 144A	12.000%	N/A (5)	BBB–	3,647,959

3,100	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	3,365,050

2,600	Wells Fargo & Company	5.875%	N/A (5)	Baa2	2,735,200

4,619	Zions Bancorporation	7.200%	N/A (5)	BB–	4,988,520
53,100	Total Banks				56,877,893

	Capital Markets – 0.3%

2,600	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	2,606,500

	Consumer Finance – 0.5%

3,710	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	3,798,113

18

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 1.1%

$8,370	Emera, Inc.	6.750%	6/15/76	BBB–	$9,039,600

	Energy Equipment & Services – 0.4%

3,025	Transcanada Trust	5.875%	8/15/76	BBB	3,153,562

	Food Products – 1.4%

3,400	Land O’ Lakes Incorporated, 144A	7.250%	N/A (5)	BB	3,791,000

7,085	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	7,944,056
10,485	Total Food Products				11,735,056

	Insurance – 0.8%

5,053	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	6,253,088
$90,763	Total $1,000 Par (or similar) Institutional Preferred (cost $97,448,952)				97,806,462

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 9.1%

	Banks – 1.0%

115,254	Citigroup Inc.	7.125%		BB+	$3,291,654

35,731	FNB Corporation	7.250%		Ba2	1,035,806

38,450	HSBC Holdings PLC	8.000%		BBB+	1,005,083

97,727	Huntington BancShares Inc.	6.250%		Baa3	2,663,061
	Total Banks				7,995,604

	Capital Markets – 1.7%

68,800	Charles Schwab Corporation	6.000%		BBB	1,791,552

302,537	Ladenburg Thalmann Financial Services Inc.	8.000%		N/R	7,660,237

119,269	Morgan Stanley	7.125%		BB+	3,442,103

39,050	Morgan Stanley	6.375%		BB+	1,059,036
	Total Capital Markets				13,952,928

	Consumer Finance – 1.2%

17,950	Capital One Financial Corporation, (3)	6.700%		Baa3	474,419

345,589	GMAC Capital Trust I, (3)	5.785%		B+	8,978,402
	Total Consumer Finance				9,452,821

	Equity Real Estate Investment Trusts – 1.6%

41,178	Digital Realty Trust Inc.	7.375%		Baa3	1,082,570

108,165	Digital Realty Trust Inc.	6.625%		Baa3	2,934,516

160,775	National Storage Affiliates Trust., Preferred Stock	6.000%		N/R	3,937,380

206,287	VEREIT, Inc.	6.700%		BB	5,239,690
	Total Equity Real Estate Investment Trusts				13,194,156

	Food Products – 1.6%

41,119	CHS Inc.	7.875%		N/R	1,206,431

166,352	CHS Inc.	7.100%		N/R	4,674,491

19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments    March 31, 2018

(Unaudited)

Shares	Description (1)		Coupon		Ratings (2)	Value

	Food Products (continued)

282,027	CHS Inc.		6.750%		N/R	$7,594,987
	Total Food Products					13,475,909

	Insurance – 1.0%

63,718	Argo Group US Inc.		6.500%		BBB–	1,607,605

68,708	Kemper Corporation		7.375%		Ba1	1,778,850

68,530	Maiden Holdings NA Limited		7.750%		N/R	1,336,335

128,867	National General Holding Company		7.625%		N/R	3,219,098
	Total Insurance					7,941,888

	Wireless Telecommunication Services – 1.0%

314,038	United States Cellular Corporation		7.250%		Ba1	8,083,338
	Total $25 Par (or similar) Retail Preferred (cost $73,012,108)					74,096,644

Shares	Description (1)	Coupon	Issue Price	Cap Price	Maturity	Value

	STRUCTURED NOTES – 2.8%

751,448	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Common Stock of Qorvo, Inc. (Cap of 114.56% of Issue Price), 144A	10.000%	$66.2300	$75.8731	7/24/18	$11,940,509

160,775	JPMorgan Chase & Co., Mandatory Exchangeable Note, Linked to Class A Common Stock of First Data Corp. (Cap of 110.12% of Issue Price), 144A	8.000%	$16.6770	$18.3647	6/19/18	10,847,489
	Total Structured Notes (cost $23,107,490)					22,787,998

Shares	Description (1)		Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.4%

	Banks – 1.6%

2,700	Bank of America Corporation		7.250%		BBB–	$3,481,515

7,730	Wells Fargo & Company		7.500%		Baa2	9,971,700
	Total Banks					13,453,215

	Electric Utilities – 0.8%

88,800	NextEra Energy Inc.		6.371%		BBB	6,457,536
	Total Convertible Preferred Securities (cost $18,279,947)					19,910,751

Principal Amount (000)	Description (1)		Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 2.3%

	Media – 2.3%

$2,100	DISH Network Corporation		3.375%	8/15/26	Ba3	$2,022,720

17,000	Liberty Media Corporation		4.000%	11/15/29	BB	11,985,000

7,168	Liberty Media Corporation		3.750%	2/15/30	BB	4,909,944
$26,268	Total Convertible Bonds (cost $18,787,451)					18,917,664
	Total Long-Term Investments (cost $775,945,374)					779,081,031

20

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.4%

	REPURCHASE AGREEMENTS – 3.4%

$27,720	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/29/18, repurchase price $27,721,835, collateralized by $28,970,000 U.S. Treasury Notes, 2.125%, due 9/30/24, value $28,277,704	0.740%	4/02/18	$27,719,556
	Total Short-Term Investments (cost $27,719,556)			27,719,556
	Total Investments (cost $803,664,930) – 98.7%			806,800,587
	Other Assets Less Liabilities – 1.3% (6)			10,920,890
	Net Assets – 100%			$817,721,477

Investments in Derivatives

Options Written

Description (7)	Type	Number of Contracts	Notional Amount (8)	Exercise Price	Expiration Date	Value
Delta Air Lines Inc.	Call	(703)	$(4,218,000)	$60	6/15/18	$(72,761)
Total Options Written (premiums received $98,068)			$(4,218,000)			$(72,761)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(7)	Exchanged-traded, unless otherwise noted.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

21

Statement of Assets and Liabilities

March 31, 2018

(Unaudited)

Assets
Long-term investments, at value (cost $775,945,374)	$779,081,031
Short-term investments, at value (cost approximates value)	27,719,556
Cash	638,399
Receivable for:
Dividends	619,167
Interest	8,990,955
Investments sold	539,812
Reclaims	60,299
Shares sold	5,981,521
Other assets	62,913
Total assets	823,693,653
Liabilities
Options written, at value (premiums received $98,068)	72,761
Payable for:
Dividends	25,738
Investments purchased	2,546,517
Shares redeemed	2,405,897
Accrued expenses:
Management fees	391,443
Shareholder reporting	64,675
Trustees fees	14,734
12b-1 distribution and service fees	162,992
Other	287,419
Total liabilities	5,972,176
Net assets	$817,721,477
Class A Shares
Net assets	$150,551,054
Shares outstanding	6,980,873
Net asset value (“NAV”) per share	$21.57
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$22.65
Class C Shares
Net assets	$157,854,720
Shares outstanding	7,334,413
NAV and offering price per share	$21.52
Class R6 Shares
Net assets	$47,703
Shares outstanding	2,199
NAV and offering price per share	$21.69
Class I Shares
Net assets	$509,243,522
Shares outstanding	23,587,797
NAV and offering price per share	$21.59
Class T Shares(1)
Net assets	$24,478
Shares outstanding	1,134
NAV per share	$21.59
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$22.14
Net assets consist of:
Capital paid-in	$825,269,356
Undistributed (Over-distribution of) net investment income	(3,202,924)
Accumulated net realized gain (loss)	(7,505,919)
Net unrealized appreciation (depreciation)	3,160,964
Net assets	$817,721,477
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

22

Statement of Operations

Six Months Ended March 31, 2018

(Unaudited)

Investment Income
Dividends	$6,695,899
Interest	14,808,042
Tax withheld on dividend income	(41,515)
Total investment income	21,462,426
Expenses
Management fees	2,545,020
12b-1 service fees – Class A Shares	166,636
12b-1 distribution and service fees – Class C Shares	716,222
12b-1 distribution and service fees – Class T Shares(1)	31
Shareholder servicing agent fees	303,764
Interest expense	373
Custodian fees	41,501
Trustees fees	11,454
Professional fees	28,314
Shareholder reporting expenses	52,696
Federal and state registration fees	89,524
Other	6,375
Total expenses before fee waiver/expense reimbursement	3,961,910
Fee waiver/expense reimbursement	(449,821)
Net expenses	3,512,089
Net investment income (loss)	17,950,337
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,886,284)
Options written	114,657
Change in net unrealized appreciation (depreciation) of:
Investments	(15,214,837)
Options written	25,307
Net realized and unrealized gain (loss)	(16,961,157)
Net increase (decrease) in net assets from operations	$989,180

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

23

Statement of Changes in Net Assets

(Unaudited)

	Six Month Ended 3/31/18	Year Ended 9/30/17
Operations
Net investment income (loss)	$17,950,337	$23,353,838
Net realized gain (loss) from:
Investments	(1,886,284)	2,130,365
Options written	114,657	43,615
Change in net unrealized appreciation (depreciation) of:
Investments	(15,214,837)	6,605,938
Options written	25,307	97,563
Net increase (decrease) in net assets from operations	989,180	32,231,319
Distributions to Shareholders
From net investment income:
Class A Shares	(3,785,298)	(5,343,649)
Class C Shares	(3,537,197)	(4,175,020)
Class R6 Shares	(27,893)	(8,105)
Class I Shares	(13,818,089)	(13,839,951)
Class T Shares(1)	(707)	(424)
Decrease in net assets from distributions to shareholders	(21,169,184)	(23,367,149)
Fund Share Transactions
Proceeds from sale of shares	272,244,048	488,077,768
Proceeds from shares issued to shareholders due to reinvestment of distributions	20,804,981	22,782,659
	293,049,029	510,860,427
Cost of shares redeemed	(122,752,914)	(160,806,500)
Net increase (decrease) in net assets from Fund share transactions	170,296,115	350,053,927
Net increase (decrease) in net assets	150,116,111	358,918,097
Net assets at the beginning of period	667,605,366	308,687,269
Net assets at the end of period	$817,721,477	$667,605,366
Undistributed (Over-distribution of) net investment income at the end of period	$(3,202,924)	$15,923

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

24

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25

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2018(h)	$22.13	$0.53	$(0.47)	$0.06	$(0.62)	$—	$(0.62)	$21.57
2017	21.81	1.11	0.33	1.44	(1.12)	—	(1.12)	22.13
2016	20.47	1.10	1.36	2.46	(1.12)	—	(1.12)	21.81
2015	21.97	1.10	(1.50)	(0.40)	(1.10)	—	(1.10)	20.47
2014	20.70	1.23	1.13	2.36	(1.09)	—	(1.09)	21.97
2013	22.41	1.14	(0.85)	0.29	(1.18)	(0.82)	(2.00)	20.70
Class C (12/09)
2018(h)	22.08	0.45	(0.47)	(0.02)	(0.54)	—	(0.54)	21.52
2017	21.77	0.95	0.32	1.27	(0.96)	—	(0.96)	22.08
2016	20.43	0.94	1.37	2.31	(0.97)	—	(0.97)	21.77
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
2013	22.37	0.98	(0.86)	0.12	(1.01)	(0.82)	(1.83)	20.66
Class R6 (6/16)
2018(h)	22.19	0.56	(0.41)	0.15	(0.65)	—	(0.65)	21.69
2017	21.88	1.21	0.26	1.47	(1.16)	—	(1.16)	22.19
2016(e)	21.12	0.34	0.68	1.02	(0.26)	—	(0.26)	21.88
Class I (12/09)
2018(h)	22.16	0.56	(0.48)	0.08	(0.65)	—	(0.65)	21.59
2017	21.84	1.17	0.33	1.50	(1.18)	—	(1.18)	22.16
2016	20.49	1.15	1.38	2.53	(1.18)	—	(1.18)	21.84
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
2013	22.42	1.24	(0.88)	0.36	(1.24)	(0.82)	(2.06)	20.72
Class T (5/17)(f)
2018(h)	22.15	0.53	(0.47)	0.06	(0.62)	—	(0.62)	21.59
2017(g)	22.05	0.35	0.12	0.47	(0.37)	—	(0.37)	22.15

26

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.23%	$150,551	1.08	%*	4.70	%*	0.96	%*	4.82	%*	13%
6.77	125,547	1.12		4.95		0.96		5.11		24
12.44	97,079	1.19		5.05		0.96		5.28		37
(1.94)	55,180	1.29		4.77		0.96		5.10		125
11.64	78,394	1.45		5.20		0.97		5.69		80
1.21	17,635	1.92		4.47		0.97		5.42		47

(0.15)	157,855	1.83	*	3.96	*	1.71	*	4.08	*	13
6.04	128,801	1.87		4.22		1.71		4.37		24
11.58	65,833	1.93		4.29		1.71		4.51		37
(2.70)	17,704	2.06		4.01		1.71		4.35		125
10.82	6,732	2.20		4.38		1.72		4.87		80
0.45	4,555	2.79		3.56		1.72		4.63		47

0.69	48	0.75	*	5.00	*	0.63	*	5.11	*	13
6.95	43	0.80		5.35		0.63		5.51		24
4.83	326	0.96	*	7.40	*	0.63	*	7.74	*	37

0.36	509,244	0.83	*	4.96	*	0.71	*	5.09	*	13
7.05	413,189	0.86		5.24		0.71		5.40		24
12.77	145,450	0.94		5.29		0.71		5.52		37
(1.74)	77,332	1.07		5.16		0.71		5.51		125
11.95	20,578	1.21		5.35		0.72		5.84		80
1.53	17,254	1.64		5.00		0.72		5.92		47

0.27	24	1.09	*	4.68	*	0.96	*	4.80	*	13
2.16	25	1.11	*	4.63	*	0.95	*	4.78	*	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
(h)	For the six months ended March 31, 2018.
*	Annualized.

See accompanying notes to financial statements.

27

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide current income and capital appreciation.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

28

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

29

Notes to Financial Statements (Unaudited) (continued)

sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasqaq National Market (“Nasqaq”) are valued at the Nasqaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasqaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasqaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

30

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$421,254,813		$—	$421,254,813
Common Stocks	104,857,001	19,449,698	**	—	124,306,699
$1,000 Par (or similar) Institutional Preferred	—	97,806,462		—	97,806,462
$25 Par (or similar) Retail Preferred	74,096,644	—		—	74,096,644
Structured Notes	—	22,787,998		—	22,787,998
Convertible Preferred Securities	19,910,751	—		—	19,910,751
Convertible Bonds	—	18,917,664		—	18,917,664
Short-Term Investments:
Repurchase Agreements	—	27,719,556		—	27,719,556
Investments in Derivatives:
Options Written	(72,761)	—		—	(72,761)
Total	$198,791,635	$607,936,191		$—	$806,727,826
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

31

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$27,719,556	$(27,719,556)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(2,692,400)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(72,761)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options Written	$114,657	$25,307

32

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund issued Class T Shares; however, these shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/2018		Year Ended 9/30/2017
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,464,939	$54,023,978	4,761,521	$103,549,153
Class C	1,911,202	41,871,731	3,479,371	75,669,696
Class R6	59,131	1,315,259	746	16,584
Class I	7,962,839	175,033,080	14,144,906	308,817,335
Class T	—	—	1,134	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	170,173	3,730,217	242,206	5,280,119
Class C	158,620	3,469,861	188,776	4,115,296
Class R6	1,231	27,120	8	176
Class I	618,847	13,577,783	610,708	13,387,068
Class T	—	—	—	—
	13,346,982	293,049,029	23,429,376	510,860,427
Shares redeemed:
Class A	(1,327,150)	(29,150,540)	(3,780,995)	(81,538,537)
Class C	(567,495)	(12,420,772)	(859,547)	(18,716,203)
Class R6	(60,100)	(1,305,251)	(13,724)	(300,809)
Class I	(3,642,811)	(79,876,351)	(2,765,156)	(60,250,951)
Class T	—	—	—	—
	(5,597,556)	(122,752,914)	(7,419,422)	(160,806,500)
Net increase (decrease)	7,749,426	$170,296,115	16,009,954	$350,053,927

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $244,250,696 and $95,718,167, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

33

Notes to Financial Statements (Unaudited) (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$806,393,684
Gross unrealized:
Appreciation	$16,872,371
Depreciation	(16,465,468)
Net unrealized appreciation (depreciation) of investments	$406,903

Tax cost of options written	$(98,068)
Net unrealized appreciation (depreciation) of options written	25,307

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2017, the Fund’s last tax year end, as follows:

Capital paid-in	$(115)
Undistributed (Over-distribution of) net investment income	(29,123)
Accumulated net realized gain (loss)	29,238

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1,2]	$4,437,251
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2017 through September 30, 2017 and paid on October 2, 2017.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$21,881,704
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2017, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$5,179,890

During the Fund’s last tax year ended September 30, 2017, the Fund utilized $2,379,694 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

34

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee for the Fund was 0.1595%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through July 31, 2019 (1.25% after July 31, 2019), of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$636,161
Paid to financial intermediaries	571,831

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$485,974

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$357,723

35

Notes to Financial Statements (Unaudited) (continued)

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained	$21,191

As of the end of the reporting period, Nuveen owned 1,184 and 1,134 shares of Class R6 and Class T, respectively.

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Effective July 2018, Class C Shares will automatically convert to Class A Shares after 10 years. Conversions will occur during the month in which the 10-year anniversary of the purchase occurs. Class C Shares that have been held for longer than 10 years as of July 1, 2018 will also convert to Class A Shares in July 2018. The automatic conversion will be based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

36

Additional Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East Los Angeles, CA 90097	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

37

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

ICE BofAML U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

38

Notes

39

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-NFI-0318P 491864-INV-B-05/19

Mutual Funds

31 March

2018

Nuveen Commodity Strategy Fund

Fund Name	Class A	Class C	Class I
Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX

Semiannual Report

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Must be preceded or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

After a prolonged absence, volatility has returned to the markets in 2018. Last year, the markets seemed willing to shrug off any bad news. But in the first few months of 2018, a backdrop of greater economic uncertainty has made markets more reactive to daily headlines. As interest rates have moved off of historic lows and inflation has ticked higher, the economy’s ability to withstand tighter financial conditions is hard to predict. At the same time, there are concerns that the newly enacted tax reform could overheat the economy. How the U.S. Federal Reserve (Fed) will manage these conditions is under intense scrutiny, particularly in light of the Fed’s leadership change in February 2018.

Growth forecasts for the world’s major economies remain expansionary, although some indicators have pointed to slower momentum this year. Moreover, inflationary pressures and tightening financial conditions could become headwinds, and trade policy and geopolitics remain uncertain. A trade war has implications for both the supply and demand sides of the economy, which complicates the outlook for businesses, consumers and the economy as a whole.

While the risks surrounding trade, monetary and fiscal policy may have increased, there is still opportunity for upside. Recession risk continues to look low, global economies are still expanding and corporate profits have continued to be healthy. Fundamentals, not headlines, drive markets over the long term. And, it’s easy to forget the relative calm over the past year was the outlier. A return to more historically normal volatility levels is both to be expected and part of the healthy functioning of the markets.

Context and perspective are important. If you’re investing for long-term goals, stay focused on the long term, as temporary bumps may smooth over time. Individuals that have shorter timeframes could also benefit from sticking to a clearly defined investment strategy with a portfolio designed for short-term needs. Your financial advisor can help you determine if your portfolio is properly aligned with your goals, timeline and risk tolerance, as well as help you differentiate the noise from what really matters. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 21, 2018

4

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

This Fund is managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen, LLC. The Fund’s sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (NAM), each of which is an affiliate of Nuveen, LLC. Susan Wager, Randy Migdal and John Clarke from Gresham manage the Fund’s commodity investments and Chris Neuharth, Wan-Chong Kung, CFA, and Chad Kemper, from NAM manage the Fund’s fixed income investments. Susan and Randy have managed the Fund since its inception on July 30, 2012, while Chris, Wan-Chong and Chad have managed the Fund since December 31, 2015. John Clarke has managed the Fund since March 18, 2016.

Effective, June 1, 2018 (subsequent to the close of this reporting period), Chris Neuharth will retire from NAM and will no longer be a portfolio manager for the collateral portfolio of the Nuveen Gresham Diversified Commodity Strategy Fund.

Here the managers review key strategies and the performance of the Fund for the six-month reporting period ended March 31, 2018.

How did the Fund perform during the six-month reporting period ended March 31, 2018?

The table in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Fund for the six-month, one-year, five-year and since inception periods ending March 31, 2018. The Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of the Bloomberg Commodity Index (the “Index”) and its Lipper classification average.

What strategies were used to manage the Fund during the six-month reporting period ended March 31, 2018, and how did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bloomberg Commodity Index and underperformed its Lipper classification average for the six-month reporting period ended March 31, 2018.

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements, which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity and the most favorable timing of contract purchases and sales.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

During this reporting period, the Fund outperformed the Index in all commodity groups except industrial metals.

The energy group was the Fund’s top performing group on an absolute basis. Further progress toward rebalancing the oil market helped crude oil and distillates prices rally during the reporting period. Strengthening global growth helped spur demand while the Organization of the Petroleum Exporting Countries (OPEC) and key non-OPEC producers’ compliance with output cuts reduced supply. Natural gas, however, continued to suffer from oversupply concerns, driving prices lower.

The agriculture group, as grouped by Gresham (includes Minneapolis wheat, which is not included in the Index), also posted positive absolute returns in this reporting period. Dry weather in key grain-growing regions across Argentina and the U.S. was expected to hurt crop yields, which prompted a rebound in grain prices in the second half of the reporting period.

Industrial metals gained modestly, as positive performance in nickel, zinc and copper was partially offset by weakness in aluminum and lead. (Lead is not included in the Index.) After rallying in the first half of the reporting period, industrial metals prices reversed course in the second half on concerns about a potential trade war and a deceleration in China’s manufacturing activity.

The precious metals group also showed mixed results. While geopolitical tensions and a spike in equity market volatility during the first quarter of 2018 benefited gold prices, silver performed poorly. The Fund’s investments in platinum and palladium (neither is represented in the Index) added to gains during the reporting period.

The foods and fibers group, as grouped by Gresham (includes white sugar, Robusta coffee and cocoa, which are not included in the Index), declined slightly over this reporting period. Cocoa and cotton were among the top performing individual commodities across the portfolio. But losses in sugar, Arabica coffee (ICE Coffee) and Robusta coffee offset the gains. Cocoa prices trended higher on reports of shrinking global surpluses and crop damage during hot, dry weather in West Africa.

The livestock group was the Fund’s weakest performing group, with losses across live cattle, lean hogs and feeder cattle. (Feeder cattle are not represented in the Index.) Supply concerns continued to weigh on the group, amid reports of large herd sizes, trade war fears and rising grain prices (which encourages farmers to place livestock on feedlots earlier).

6

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Fund. More information on these risks, as well as information on other risks to which the Fund is subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Fund’s prospectus.

7

THIS PAGE INTENTIONALLY LEFT BLANK

8

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

9

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2018

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	5.58%	6.12%	(8.09)%	(7.82)%
Class A Shares at maximum Offering Price	(0.49)%	0.02%	(9.18)%	(8.78)%
Bloomberg Commodity Index	4.29%	3.71%	(8.32)%	(8.30)%
Lipper Commodities General Funds Classification Average	6.20%	6.00%	(7.72)%	(7.37)%

Class C Shares	5.22%	5.32%	(8.76)%	(8.49)%
Class I Shares	5.78%	6.41%	(7.83)%	(7.55)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.59%	2.41%	1.43%
Net Expense Ratios	1.31%	2.06%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

10

Holding Summaries    as of March 31, 2018

Nuveen Gresham Diversified Commodity Strategy Fund

This data relates to the securities held in the Fund’s consolidated portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation1

(% of net assets)

Repurchase Agreements	9.2%
U.S. Government and Agency Obligations
U.S. Government and Agency Obligations (excluding collateral pledged for futures margin requirements)	80.3%
U.S. Government and Agency Obligations (pledged as collateral for futures margin requirements)	3.7%
Total U.S. Government and Agency Obligations	84.0%
Other Assets Less Liabilities
Deposits for futures margin requirements	1.2%
Other assets less liabilities (excluding deposits for futures margin requirements)	5.6%
Total Other Assets Less Liabilities	6.8%
Net Assets	100%

Commodity Group Weightings2

Energy	37.0%
Industrial Metals	18.1%
Agriculturals	16.6%
Precious Metals	14.1%
Livestock	7.9%
Foods & Fibers	6.3%
Total	100%

Top Ten Commodity Holdings2

Crude Oil	20.7%
Gold	10.4%
Copper	8.3%
Natural Gas	6.4%
Soybeans	5.8%
Live Cattle	5.1%
Aluminum	4.7%
Corn	4.1%
Unleaded Gas	4.0%
Gas Oil	3.4%

1	The Fund seeks to maintain commodity exposure in accordance with its investment guidelines by managing the accumulated notional value of the futures contracts to approximate the net assets of the Fund. Investments in futures contracts obligate the Fund to utilize a small percentage of its net assets to post as margin when obtaining the desired Fund exposure to the various commodity investments; any assets not used as margin will be invested in low-risk investments such as short-term U.S. government securities and other high-quality short-term debt securities with maturities not exceeding one year at the time of investment.
2	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

11

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2018.

The beginning of the period is October 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,055.80	$1,052.20	$1,057.80
Expenses Incurred During the Period	$6.71	$10.54	$5.44
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.66	$1,019.65
Expenses Incurred During the Period	$6.59	$10.35	$5.34

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

12

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 93.2%

	REPURCHASE AGREEMENTS – 9.2%

$798	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/29/18, repurchase price $798,298, collateralized by $835,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $818,674	0.740%	4/02/18	N/A	$798,232

12,187	Repurchase Agreement with State Street Bank, dated 3/29/18, repurchase price $12,186,685, collateralized by $12,525,000 U.S. Treasury Notes, 1.625%, due 12/31/19, value $12,434,682 (3)	0.050%	4/02/18	N/A	12,186,617
$12,985	Total Repurchase Agreements (cost $12,984,849)				12,984,849

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 84.0%

1,850	Federal Home Loan Bank Bonds	4.750%	6/08/18	Aaa	1,859,875

5,000	Federal Home Loan Bank Bonds	1.250%	7/27/18	Aaa	4,989,605

5,000	Federal Home Loan Bank Bonds	0.625%	8/07/18	Aaa	4,977,420

2,500	Federal Home Loan Bank Bonds	1.750%	12/14/18	Aaa	2,493,830

4,000	Federal Home Loan Bank Bonds	1.875%	3/08/19	Aaa	3,988,660

5,160	Federal Home Loan Banks, Discount Notes	2.750%	6/08/18	Aaa	5,168,824

4,000	Federal National Mortgage Association	1.375%	1/28/19	Aaa	3,977,208

1,250	Federal National Mortgage Association	1.875%	2/19/19	Aaa	1,247,209

3,000	Federal National Mortgage Association	1.000%	2/26/19	Aaa	2,968,560

5,300	U.S. Treasury Bills (3), (4)	0.000%	9/13/18	F1+	5,255,118

4,875	U.S. Treasury Notes	0.750%	4/15/18	NR	4,873,546

4,450	U.S. Treasury Notes	0.750%	4/30/18	NR	4,447,095

4,000	U.S. Treasury Notes	1.000%	5/15/18	Aaa	3,996,793

4,500	U.S. Treasury Notes	1.375%	6/30/18	Aaa	4,495,139

4,780	U.S. Treasury Notes	0.875%	7/15/18	Aaa	4,767,044

3,850	U.S. Treasury Notes	1.375%	7/31/18	Aaa	3,844,436

4,000	U.S. Treasury Notes	0.750%	8/31/18	Aaa	3,981,250

6,300	U.S. Treasury Notes	1.000%	9/15/18	Aaa	6,275,144

4,535	U.S. Treasury Notes	0.875%	10/15/18	Aaa	4,508,251

5,435	U.S. Treasury Notes	1.250%	11/15/18	Aaa	5,409,311

2,000	U.S. Treasury Notes	1.250%	11/30/18	Aaa	1,989,922

5,000	U.S. Treasury Notes	1.250%	12/15/18	Aaa	4,972,461

4,425	U.S. Treasury Notes	1.125%	1/15/19	Aaa	4,391,467

5,250	U.S. Treasury Notes	1.250%	1/31/19	Aaa	5,213,496

13

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2018

(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$8,000	U.S. Treasury Notes	0.750%	2/15/19	Aaa	$7,906,250

6,600	U.S. Treasury Notes	1.125%	2/28/19	Aaa	6,541,734

3,600	U.S. Treasury Notes	1.000%	3/15/19	Aaa	3,561,750
$118,660	Total U.S. Government and Agency Obligations (cost $118,237,172)				118,101,398
	Total Short-Term Investments (cost $131,222,021)				131,086,247
	Other Assets Less Liabilities – 6.8% (5)				9,514,693
	Net Assets – 100%				$140,600,940

Investments in Derivatives (6)

Futures Contracts

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	124	July 2018	$8,089,385	$8,537,400	$448,015	$64,646

	ICE Brent Crude Oil Futures Contract	Long	43	September 2018	2,816,417	2,920,130	103,713	19,780

	ICE Brent Crude Oil Futures Contract	Long	40	November 2018	2,638,184	2,683,600	45,416	16,800

	NYMEX WTI Crude Oil Futures Contract	Long	117	May 2018	7,162,647	7,597,980	435,333	64,974

	NYMEX WTI Crude Oil Futures Contract	Long	11	July 2018	662,709	709,940	47,231	5,280

	NYMEX WTI Crude Oil Futures Contract	Long	102	September 2018	6,247,786	6,474,960	227,174	41,386
	Total Crude Oil		437		27,617,128	28,924,010	1,306,882	212,866

	Gas Oil

	ICE Low Sulphur Gas Oil Futures Contract	Long	15	May 2018	859,175	927,000	67,825	2,625

	ICE Low Sulphur Gas Oil Futures Contract	Long	18	June 2018	1,013,577	1,105,200	91,623	2,958

	ICE Low Sulphur Gas Oil Futures Contract	Long	44	July 2018	2,574,299	2,686,200	111,901	7,700
	Total Gas Oil		77		4,447,051	4,718,400	271,349	13,283

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	10	May 2018	846,448	848,820	2,372	2,982

	NYMEX NY Harbor ULSD Futures Contract	Long	15	July 2018	1,247,732	1,271,340	23,608	4,593

	NYMEX NY Harbor ULSD Futures Contract	Long	17	September 2018	1,383,897	1,441,209	57,312	6,213
	Total Heating Oil		42		3,478,077	3,561,369	83,292	13,788

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	88	May 2018	2,338,045	2,405,040	66,995	30,430

	NYMEX Natural Gas Futures Contract	Long	69	July 2018	1,942,881	1,954,080	11,199	1,715

	NYMEX Natural Gas Futures Contract	Long	162	September 2018	4,508,024	4,589,460	81,436	38,614
	Total Natural Gas		319		8,788,950	8,948,580	159,630	70,759

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	37	May 2018	3,024,076	3,140,012	115,936	2,176

	NYMEX Gasoline RBOB Futures Contract	Long	18	July 2018	1,490,950	1,526,591	35,641	2,948

14

Investment in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy (continued)	Unleaded Gas (continued)

	NYMEX Gasoline RBOB Futures Contract	Long	11	September 2018	$859,488	$914,621	$55,133	$2,449
	Total Unleaded Gas		66		5,374,514	5,581,224	206,710	7,573
	Total Energy		941		49,705,720	51,733,583	2,027,863	318,269

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	140	May 2018	7,592,613	6,986,875	(605,738)	(75,250)

	LME Primary Aluminum Futures Contract	Short	(113)	May 2018	(6,042,300)	(5,639,406)	402,894	60,737

	LME Primary Aluminum Futures Contract	Long	111	July 2018	5,952,100	5,570,812	(381,288)	(63,825)

	LME Primary Aluminum Futures Contract	Short	(83)	July 2018	(4,488,375)	(4,165,562)	322,813	47,725

	LME Primary Aluminum Futures Contract	Long	84	September 2018	4,534,881	4,232,025	(302,856)	(50,838)

	LME Primary Aluminum Futures Contract	Short	(8)	September 2018	(411,550)	(403,050)	8,500	4,900
	Total Aluminum		131		7,137,369	6,581,694	(555,675)	(76,551)

	Copper

	CEC Copper Futures Contract	Long	35	May 2018	2,720,678	2,647,313	(73,365)	20,562

	CEC Copper Futures Contract	Long	10	July 2018	810,649	761,500	(49,149)	5,269

	LME Copper Futures Contract	Long	50	May 2018	8,644,507	8,377,188	(267,319)	60,938

	LME Copper Futures Contract	Short	(50)	May 2018	(8,500,407)	(8,377,188)	123,219	(60,938)

	LME Copper Futures Contract	Long	47	July 2018	7,952,545	7,899,819	(52,726)	57,280

	LME Copper Futures Contract	Short	(13)	July 2018	(2,276,975)	(2,185,056)	91,919	(15,844)

	LME Copper Futures Contract	Long	15	September 2018	2,617,626	2,530,313	(87,313)	18,562
	Total Copper		94		11,968,623	11,653,889	(314,734)	85,829

	Lead

	LME Lead Futures Contract	Long	20	May 2018	1,268,113	1,198,250	(69,863)	(15,000)

	LME Lead Futures Contract	Short	(20)	May 2018	(1,230,913)	(1,198,250)	32,663	15,000

	LME Lead Futures Contract	Long	24	July 2018	1,483,794	1,437,750	(46,044)	(18,150)

	LME Lead Futures Contract	Short	(5)	July 2018	(331,519)	(299,531)	31,988	3,781

	LME Lead Futures Contract	Long	4	September 2018	267,400	239,625	(27,775)	(3,025)
	Total Lead		23		1,456,875	1,377,844	(79,031)	(17,394)

	Nickel

	LME Nickel Futures Contract	Long	27	May 2018	2,001,112	2,150,550	149,438	27,783

	LME Nickel Futures Contract	Short	(21)	May 2018	(1,676,985)	(1,672,650)	4,335	(21,609)

	LME Nickel Futures Contract	Long	25	July 2018	2,019,912	1,996,725	(23,187)	24,408

	LME Nickel Futures Contract	Short	(12)	July 2018	(970,572)	(958,428)	12,144	(12,204)

	LME Nickel Futures Contract	Long	11	September 2018	894,804	881,067	(13,737)	11,319

	LME Nickel Futures Contract	Short	(1)	September 2018	(78,282)	(80,097)	(1,815)	(1,029)
	Total Nickel		29		2,189,989	2,317,167	127,178	28,668

15

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2018

(Unaudited)

Investment in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Industrial Metals (continued)	Zinc

	LME Zinc Futures Contract	Long	42	May 2018	$3,529,319	$3,441,900	$(87,419)	$(12,075)

	LME Zinc Futures Contract	Short	(23)	May 2018	(1,905,013)	(1,884,850)	20,163	6,612

	LME Zinc Futures Contract	Long	22	July 2018	1,818,237	1,800,700	(17,537)	(5,250)

	LME Zinc Futures Contract	Short	(7)	July 2018	(568,625)	(572,950)	(4,325)	1,750

	LME Zinc Futures Contract	Long	8	September 2018	647,612	653,500	5,888	(2,200)
	Total Zinc		42		3,521,530	3,438,300	(83,230)	(11,163)
	Total Industrial Metals		319		26,274,386	25,368,894	(905,492)	9,389

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	171	May 2018	3,165,001	3,315,263	150,262	121,109

	CBOT Corn Futures Contract	Long	16	July 2018	310,100	317,000	6,900	11,200

	CBOT Corn Futures Contract	Long	106	September 2018	2,101,090	2,137,225	36,135	74,797
	Total Corn		293		5,576,191	5,769,488	193,297	207,106

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	31	May 2018	1,109,591	1,190,400	80,809	39,370

	CBOT Soybean Meal Futures Contract	Long	45	July 2018	1,586,248	1,738,350	152,102	56,699

	CBOT Soybean Meal Futures Contract	Long	24	December 2018	860,571	899,280	38,709	32,880
	Total Soybean Meal		100		3,556,410	3,828,030	271,620	128,949

	Soybean Oil

	CBOT Soybean Oil Futures Contracts	Long	24	May 2018	474,357	458,928	(15,429)	3,600

	CBOT Soybean Oil Futures Contracts	Long	37	July 2018	734,201	713,286	(20,915)	5,550

	CBOT Soybean Oil Futures Contracts	Long	13	December 2018	255,294	255,762	468	2,028
	Total Soybean Oil		74		1,463,852	1,427,976	(35,876)	11,178

	Soybeans

	CBOT Soybean Futures Contracts	Long	82	May 2018	4,177,252	4,283,475	106,223	108,317

	CBOT Soybean Futures Contracts	Long	27	July 2018	1,444,723	1,424,925	(19,798)	36,112

	CBOT Soybean Futures Contracts	Long	47	November 2018	2,410,298	2,462,213	51,915	73,437
	Total Soybeans		156		8,032,273	8,170,613	138,340	217,866

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	44	May 2018	1,079,413	1,027,950	(51,463)	13,750

	CBOT Wheat Futures Contract	Long	61	May 2018	1,380,365	1,375,550	(4,815)	16,494

	CBOT Wheat Futures Contract	Long	19	July 2018	436,950	445,075	8,125	5,462

	MGEX Red Spring Wheat Futures Contract	Long	42	May 2018	1,300,478	1,214,850	(85,628)	(23,100)
	Total Wheat		166		4,197,206	4,063,425	(133,781)	12,606
	Total Agriculturals		789		22,825,932	23,259,532	433,600	577,705

16

Investment in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Precious Metals	Gold

	CEC Gold 100 oz Futures Contract	Long	110	June 2018	$14,586,949	$14,600,300	$13,351	$(29,429)

	Palladium

	NYMEX Palladium Futures Contract	Long	8	June 2018	838,243	755,040	(83,203)	(15,520)

	Platinum

	NYMEX Platinum Futures Contract	Long	19	July 2018	958,455	885,970	(72,485)	(7,790)

	Silver

	CEC Silver Futures Contract	Long	21	May 2018	1,729,875	1,708,140	(21,735)	1,575

	CEC Silver Futures Contract	Long	21	July 2018	1,716,829	1,717,170	341	341
	Total Silver		42		3,446,704	3,425,310	(21,394)	1,916
	Total Precious Metals		179		19,830,351	19,666,620	(163,731)	(50,823)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	42	May 2018	876,420	1,073,520	197,100	(17,220)

	Coffee

	ICE Coffee C Futures Contract	Long	10	May 2018	465,500	443,062	(22,438)	1,500

	ICE Coffee C Futures Contract	Long	21	July 2018	977,821	946,575	(31,246)	3,150

	ICE Coffee C Futures Contract	Long	18	September 2018	845,170	825,863	(19,307)	2,362

	LIFFE Coffee Robusta Futures Contract	Long	28	September 2018	501,815	490,280	(11,535)	(560)
	Total Coffee		77		2,790,306	2,705,780	(84,526)	6,452

	Cotton

	ICE Cotton No. 2 Futures Contract	Long	16	May 2018	633,016	651,680	18,664	5,760

	ICE Cotton No. 2 Futures Contract	Long	22	July 2018	909,188	899,800	(9,388)	6,820

	ICE Cotton No. 2 Futures Contract	Long	12	December 2018	461,290	466,380	5,090	4,440
	Total Cotton		50		2,003,494	2,017,860	14,366	17,020

	Sugar

	ICE Sugar 11 Futures Contract	Long	152	May 2018	2,325,032	2,102,464	(222,568)	23,675

	ICE Sugar 11 Futures Contract	Long	68	July 2018	1,053,830	948,954	(104,876)	9,000
	Total Sugar		220		3,378,862	3,051,418	(327,444)	32,675
	Total Foods & Fibers		389		9,049,082	8,848,578	(200,504)	38,927

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	29	May 2018	2,154,163	1,943,363	(210,800)	(62,639)

	Lean Hogs

	CME Lean Hogs Futures Contract	Long	54	June 2018	1,674,754	1,653,480	(21,274)	(1,620)

	CME Lean Hogs Futures Contract	Long	3	July 2018	92,808	93,060	252	252

	CME Lean Hogs Futures Contract	Long	9	August 2018	295,865	278,190	(17,675)	(1,350)
	Total Lean Hogs		66		2,063,427	2,024,730	(38,697)	(2,718)

17

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments    March 31, 2018

(Unaudited)

Investment in Derivatives (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Livestock (continued)	Live Cattle

	CME Live Cattle Futures Contract	Long	123	June 2018	$5,586,331	$5,046,690	$(539,641)	$(146,401)

	CME Live Cattle Futures Contract	Long	50	August 2018	2,224,931	2,029,500	(195,431)	(59,501)
	Total Live Cattle		173		7,811,262	7,076,190	(735,072)	(205,902)
	Total Livestock		268		12,028,852	11,044,283	(984,569)	(271,259)
	Total Futures Contracts		2,885		139,714,323	139,921,490	207,167	622,208
	Total receivable for variation margin on futures contracts							$1,344,575
	Total payable for variation margin on futures contracts							$(722,367)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	As of the end of the reporting period, security was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Investment has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the cash collateral at brokers for investments in futures contracts and/or receivable or payable for variation margin on futures contracts as presented on the Statement of Assets and Liabilities.

(6)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(7)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(8)	Total Number of Contracts, Notional Amount and Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

18

Consolidated Statement of Assets and Liabilities

March 31, 2018

(Unaudited)

Assets
Short-term investments, at value (cost $131,222,021)	$131,086,247
Cash collateral at brokers for investments in futures contracts(1)	1,087,767
Receivable for:
Interest	393,874
Investments sold	7,695,000
Shares sold	183,164
Variation margin on futures contracts	1,344,575
Other assets	34,274
Total assets	141,824,901
Liabilities
Cash overdraft	100,729
Payable for:
Shares redeemed	102,731
Variation margin on futures contracts	722,367
Accrued expenses:
Custodian fees	117,968
Management fees	84,245
Professional fees	42,310
Shareholder reporting	40,554
Trustees fees	3,997
12b-1 distribution and service fees	1,143
Other	7,917
Total liabilities	1,223,961
Net assets	$140,600,940
Class A Shares
Net assets	$3,144,937
Shares outstanding	258,186
Net asset value (“NAV”) per share	$12.18
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$12.92
Class C Shares
Net assets	$776,093
Shares outstanding	65,704
NAV and offering price per share	$11.81
Class I Shares
Net assets	$136,679,910
Shares outstanding	11,080,334
NAV and offering price per share	$12.34
Net assets consist of:
Capital paid-in	$135,162,469
Undistributed (Over-distribution of) net investment income	(2,652,661)
Accumulated net realized gain (loss)	8,019,739
Net unrealized appreciation (depreciation)	71,393
Net assets	$140,600,940
Authorized shares – per class	Unlimited
Par value per share	$0.01
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Consolidated Portfolio of Investments.

See accompanying notes to financial statements.

19

Consolidated Statement of Operations

Six Months Ended March 31, 2018

(Unaudited)

Interest Income	$610,256
Expenses
Management fees	518,458
12b-1 service fees – Class A Shares	1,889
12b-1 distribution and service fees – Class C Shares	2,760
Shareholder servicing agent fees	17,300
Custodian fees	90,199
Trustees fees	8,772
Professional fees	30,550
Shareholder reporting expenses	21,540
Federal and state registration fees	33,676
Other	10,411
Total expenses before fee waiver/expense reimbursement	735,555
Fee waiver/expense reimbursement	(156,668)
Net expenses	578,887
Net investment income (loss)	31,369
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	17,966
Futures contracts	8,039,447
Change in net unrealized appreciation (depreciation) of:
Investments	(97,028)
Futures contracts	(2,905,220)
Net realized and unrealized gain (loss)	5,055,165
Net increase (decrease) in net assets from operations	$5,086,534

See accompanying notes to financial statements.

20

Consolidated Statement of Changes in Net Assets

	Six Months Ended 3/31/18	Year Ended 9/30/17
Operations
Net investment income (loss)	$31,369	$(362,287)
Net realized gain (loss) from:
Investments	17,966	19,137
Futures contracts	8,039,447	(348,867)
Change in net unrealized appreciation (depreciation) of:
Investments	(97,028)	(73,407)
Futures contracts	(2,905,220)	2,782,914
Net increase (decrease) in net assets from operations	5,086,534	2,017,490
Distributions to Shareholders
From net investment income:
Class A Shares	(33,616)	—
Class C Shares	(7,375)	—
Class I Shares	(2,011,119)	—
Decrease in net assets from distributions to shareholders	(2,052,110)	—
Fund Share Transactions
Proceeds from sale of shares	50,580,610	42,780,632
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,622,835	—
	52,203,445	42,780,632
Cost of shares redeemed	(11,617,095)	(32,725,385)
Net increase (decrease) in net assets from Fund share transactions	40,586,350	10,055,247
Net increase (decrease) in net assets	43,620,774	12,072,737
Net assets at the beginning of period	96,980,166	84,907,429
Net assets at the end of period	$140,600,940	$96,980,166
Undistributed (Over-distribution of) net investment income at the end of period	$(2,652,661)	$(631,920)

See accompanying notes to financial statements.

21

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2018(e)	$11.75	$(0.01)	$0.67	$0.66	$(0.23)	$—	$(0.23)	$12.18
2017	11.48	(0.08)	0.35	0.27	—	—	—	11.75
2016	12.14	(0.09)	(0.57)	(0.66)	—	—	—	11.48
2015	16.75	(0.17)	(4.44)	(4.61)	—	—	—	12.14
2014	17.91	(0.23)	(0.93)	(1.16)	—	—	—	16.75
2013	20.71	(0.22)	(2.28)	(2.50)	(0.30)	—	(0.30)	17.91
Class C (7/12)
2018(e)	11.35	(0.05)	0.64	0.59	(0.13)	—	(0.13)	11.81
2017	11.18	(0.16)	0.33	0.17	—	—	—	11.35
2016	11.91	(0.18)	(0.55)	(0.73)	—	—	—	11.18
2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91
2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57
2013	20.68	(0.36)	(2.27)	(2.63)	(0.24)	—	(0.24)	17.81
Class I (7/12)
2018(e)	11.91	— *	0.69	0.69	(0.26)	—	(0.26)	12.34
2017	11.61	(0.04)	0.34	0.30	—	—	—	11.91
2016	12.24	(0.08)	(0.55)	(0.63)	—	—	—	11.61
2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24
2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86
2013	20.72	(0.18)	(2.27)	(2.45)	(0.32)	—	(0.32)	17.95

22

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.58%	$3,145	1.58	%**	(0.41	)%**	1.31	%**	(0.14	)%**	0%
2.35	856	1.60		(0.98)		1.32		(0.69)		0
(5.44)	9,252	1.72		(1.18)		1.31		(0.78)		0
(27.52)	672	1.53		(1.41)		1.31		(1.20)		0
(6.48)	496	2.00		(1.91)		1.32		(1.23)		0
(12.16)	388	3.07		(2.96)		1.32		(1.21)		0

5.22	776	2.32	**	(1.17	)**	2.06	**	(0.91	)**	0
1.52	324	2.42		(1.72)		2.08		(1.38)		0
(6.13)	391	2.37		(1.94)		2.06		(1.63)		0
(28.12)	620	2.29		(2.18)		2.06		(1.96)		0
(6.96)	952	2.81		(2.73)		2.07		(1.98)		0
(12.81)	74	3.58		(3.47)		2.07		(1.96)		0

5.78	136,680	1.35	**	(0.22	)**	1.06	**	0.07	**	0
2.58	95,799	1.44		(0.72)		1.09		(0.37)		0
(5.15)	75,265	1.32		(0.96)		1.06		(0.70)		0
(27.40)	231,199	1.26		(1.14)		1.06		(0.94)		0
(6.07)	58,234	1.83		(1.75)		1.07		(0.98)		0
(11.91)	18,521	2.62		(2.51)		1.07		(0.96)		0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.
(e)	For the six months ended March 31, 2018.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

23

Notes to Financial Statements

(Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is March 31, 2018, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage the Fund’s commodity investment strategy. The Adviser has selected NAM to manage the Fund’s fixed income investments.

Investment Objective

The Fund’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Subsidiary

The Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Fund may make investments in commodity-linked derivative instruments directly, it expects to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd., (the “Subsidiary”) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser and sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this report, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government

24

securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.

25

Notes to Financial Statements (Unaudited) (continued)

The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Commodity futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”). These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Fund’s NAV, that may affect the values of the Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a

26

security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$12,984,849	$—	$12,984,849
U.S. Government and Agency Obligations	—	118,101,398	—	118,101,398
Investments in Derivatives:
Futures Contracts*	207,167	—	—	207,167
Total	$207,167	$131,086,247	$—	$131,293,414
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

27

Notes to Financial Statements (Unaudited) (continued)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$798,232	$(798,232)	$—
State Street Bank	12,186,617	(12,186,617)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

The Fund invests in commodity futures contracts. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If the Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if the Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$109,703,043
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Commodity	Futures contracts	Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	$3,652,317	Payable for variation margin on futures contracts*	$447,956
		Cash collateral at brokers for investments in futures contracts and Receivable for variation margin on futures contracts*	(1,115,099)	Payable for variation margin on futures contracts*	(2,778,007)
Total			$2,537,218		$(2,330,051)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

28

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Commodity	Futures contracts	$8,039,447	$(2,905,220)

Financial Instrument Risk

The financial instruments used by the Fund are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Fund were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with the Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. The Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. The Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. The Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

The Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Fund’s shares.

4. Fund Shares

Fund Shares

The Fund has an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

29

Notes to Financial Statements (Unaudited) (continued)

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/18		Year Ended 9/30/17
	Shares	Amount	Shares	Amount
Shares sold:
Class A	230,524	$2,783,382	213,506	$2,526,783
Class C	49,707	587,958	4,421	50,973
Class I	3,793,397	47,209,270	3,398,382	40,202,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,184	14,410	—	—
Class C	393	4,639	—	—
Class I	130,283	1,603,786	—	—
	4,205,488	52,203,445	3,616,309	42,780,632
Shares redeemed:
Class A	(46,418)	(562,304)	(946,524)	(11,110,325)
Class C	(12,972)	(154,370)	(10,820)	(122,190)
Class I	(887,414)	(10,900,421)	(1,836,443)	(21,492,870)
	(946,804)	(11,617,095)	(2,793,787)	(32,725,385)
Net increase (decrease)	3,258,684	$40,586,350	822,522	$10,055,247

5. Investment Transactions

During the current fiscal period, the Fund did not have any long-term purchases and sales.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Fund has not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiary will be operated consistent with the statutory provision. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiary does not make the distributions, or does not make the distributions in the year earned, the Fund will still be required to recognize the Subsidiary’s income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Fund’s own taxable income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

30

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$131,223,199
Gross unrealized:
Appreciation	$1,374
Depreciation	(138,326)
Net unrealized appreciation (depreciation) of investments	$(136,952)

Tax cost of futures	$207,167
Net unrealized appreciation (depreciation) of futures	$—

Permanent differences, primarily due to calculation of taxable income from the Subsidiary, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2017, the Fund’s last tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	(315,007)
Accumulated net realized gain (loss)	315,007

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$1,657,981
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2017, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of September 30, 2017, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$36,496

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For the next $1 billion	0.7500
For the next $3 billion	0.7250
For the next 2.5 billion	0.7000
For the next 2.5 billion	0.6875
For net assets over $10 billion	0.6750

31

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2018, the complex-level fee rate for the Fund was 0.1595%.

Gresham manages the commodity investments of the Subsidiary on a discretionary basis, subject to the supervision of the Adviser. The Subsidiary does not pay the Adviser or Gresham a management fee for their services. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Fund.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund’s average net assets. The expense limitation may be terminated or modified prior to July 31, 2019 only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$24,619
Paid to financial intermediaries	23,441

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$17,590

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$1,188

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$650

32

8. Basis for Consolidation and Subsidiary Information

The Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiary, and certain financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Date of Incorporation	April 10, 2012

Fund Net Assets
Fund net assets	$140,600,940
Subsidiary % of Fund net assets	13.49%

Consolidated Financial Statement Information
Total assets	$19,874,128
Total liabilities	907,648
Net assets	18,966,480
Total investment income	14,810
Net investment income (loss)	(66,492)
Net realized gain (loss) from investments	787
Net realized gain (loss) from futures contracts	8,039,447
Change in net unrealized appreciation (depreciation) of investments	28,856
Change in net unrealized appreciation (depreciation) of futures contracts	(2,905,220)
Increase (decrease) in net assets	(5,097,378)

33

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

257 Park Avenue South

7th Floor

New York, NY 10010

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

34

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

35

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-f
unds

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MSA-GRESH-0318P 491848-INV-B-05/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher Vice President and Secretary

Date: June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: June 7, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 7, 2018